As filed with the Securities Exchange Commission on April 29, 1999.

                                                        Registration No. 2-99260
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM S-6


                         Post-Effective Amendment No. 23


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2
                                   ----------

                                   PRUCO LIFE
                                 SINGLE PREMIUM
                              VARIABLE LIFE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)

                                  ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)

                                                Copies to:
CHRISTOPHER E. PALMER                           LEE D. AUGSBURGER
SHEA & GARDNER                                  ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.                 THE PRUDENTIAL INSURANCE COMPANY
WASHINGTON, D.C. 20036                            OF AMERICA
                                                751 BROAD STREET
                                                NEWARK, NEW JERSEY  07102-3777
                                   ----------



Flexible Premium Variable Life Insurance Contracts.
It is proposed that this filing will become effective (check appropriate space):
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 1999 pursuant to paragraph (b) of Rule 485
         (date)
[ ] 60 days after filing pursuant to paragraph (a) of Rule 485_
[ ] on _________  pursuant to paragraph (a) of Rule 485
        (date)



================================================================================

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2))

                                   ----------


N-8B-2 ITEM NUMBER                 LOCATION
------------------                 --------
    1.                             Cover Page
    2.                             Cover Page
    3.                             Not Applicable
    4.                             Sale of the Contract and Sales Commissions
    5.                             Pruco Life Single Premium Variable Life
                                   Account
    6.                             Pruco Life Single Premium Variable Life
                                   Account
    7.                             Not Applicable
    8.                             Not Applicable
    9.                             Litigation
   10.                             Brief Description of the Contract;
                                   Short-Term Cancellation Right or "Free Look";
                                   Pruco Life Single Premium Variable Life
                                   Account; Transfers; Surrenders; Loans;
                                   Amount of Life Insurance; Lapse and
                                   Reinstatement; When Proceeds are Paid;
                                   Voting Rights; Substitution of Series Fund
                                   Shares
   11.                             Brief Description of the Contract; Pruco
                                   Life Single Premium Variable Life Account;
                                   Amount of Life Insurance
   12.                             Not Applicable
   13.                             Brief Description of the Contract;
                                   Allocation of the Premium Payment; Charges;
                                   Additional Premium Payments; Sale of the
                                   Contract and Sales Commissions
   14.                             Brief Description of the Contract;
                                   Short-Term Cancellation Right or "Free
                                   Look"; Requirements for Issuance of a
                                   Contract
   15.                             Brief Description of the Contract;
                                   Allocation of the Premium Payment;
                                   Additional Premium Payments
   16.                             Cover Page; Brief Description of the
                                   Contract; General Information About Pruco
                                   Life Insurance Company, Pruco Life Single
                                   Premium Variable Life Account, and The
                                   Variable Investment Options Available Under the Contract
   17.                             Transfers; Surrenders; When Proceeds are
                                   Paid
   18.                             Brief Description of the Contract; Pruco
                                   Life Single Premium Variable Life Account;
                                   Amount of Life Insurance
   19.                             Reports to Contract Owners
   20.                             Not Applicable
   21.                             Loans
   22.                             Not Applicable
   23.                             Not Applicable
   24.                             Other General Contract Provisions
   25.                             Pruco Life Insurance Company
   26.                             Charges
                                   Pruco Life Insurance Company; The
   27.                             Prudential Series Fund, Inc.
   28.                             Pruco Life Insurance Company; Directors and
                                   Officers
   29.                             Pruco Life Insurance Company
   30.                             Not Applicable
   31.                             Not Applicable
   32.                             Not Applicable
   33.                             Not Applicable

N-8B-2 ITEM NUMBER                   LOCATION
------------------                   --------
   34.                               Not Applicable
   35.                               Pruco Life Insurance Company
   36.                               Not Applicable
   37.                               Not Applicable
   38.                               Sale of the Contract and Sales Commissions
   39.                               Sale of the Contract and Sales Commissions
   40.                               Not Applicable
   41.                               Sale of the Contract and Sales Commissions
   42.                               Not Applicable
   43.                               Not Applicable
   44.                               Brief Description of the Contract; The
                                     Prudential Series Fund, Inc.; Charges;
                                     Pruco Life Single Premium Variable Life
                                     Account; Amount of Life Insurance;
                                     Additional Premium Payments
   45.                               Not Applicable
   46.                               Brief Description of the Contract; Pruco
                                     Life Single Premium Variable Life Account;
                                     The Prudential Series Fund, Inc.
   47.                               Pruco Life Single Premium Variable Life
                                     Account
   48.                               Not Applicable
   49.                               Not Applicable
   50.                               Not Applicable
   51.                               Not Applicable
   52.                               Substitution of Series Fund Shares
   53.                               Federal Tax Status
   54.                               Not Applicable
   55.                               Not Applicable
   56.                               Not Applicable
   57.                               Not Applicable
   58.                               Not Applicable
   59.                               Financial Statements: Financial Statements
                                     of Pruco Life Single Premium Variable Life
                                     Account; Consolidated Financial Statements of Pruco Life Insurance Company and
                                     Subsidiaries

                                     PART I


                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

MAY 1, 1999

PRUCO LIFE INSURANCE COMPANY                                    DISCOVERY
SINGLE PREMIUM VARIABLE LIFE ACCOUNT                            LIFE
VARIABLE LIFE INSURANCE CONTRACTS                               PLUS
                                                                [LOGO]

This prospectus describes the DISCOVERY(R) Life Plus Contract*, a variable life insurance contract (the "Contract") issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America . You must pay an initial premium of at least $10,000. (In some cases, the minimum initial premium is more than $10,000.)

The Contract provides lifetime insurance coverage, as long as you do not surrender the Contract and as long as the Contract is not in default beyond its grace period. The Contract also provides a cash surrender value if the Contract is surrendered during your lifetime. The death benefit will be the face amount of insurance stated in the Contract or, under certain circumstances, a higher amount. The cash surrender value of the Contract varies daily to reflect charges and the investment performance of the investment options you select. There is no guaranteed minimum cash surrender value, and if investment performance is poor for a sufficiently long time, the cash surrender value could decline to zero.

You may invest your premium and its earnings in the following ways:

o Invest in one or more of 15 available subaccounts of the Pruco Life Single Premium Variable Life Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The portfolios are listed below.


   CONSERVATIVE BALANCED PORTFOLIO     HIGH YIELD BOND PORTFOLIO
   DIVERSIFIED BOND PORTFOLIO          MONEY MARKET PORTFOLIO
   EQUITY PORTFOLIO                    NATURAL RESOURCES PORTFOLIO
   EQUITY INCOME PORTFOLIO             PRUDENTIAL JENNISON PORTFOLIO
   FLEXIBLE MANAGED PORTFOLIO          SMALL CAPITALIZATION STOCK PORTFOLIO
   GLOBAL PORTFOLIO                    STOCK INDEX PORTFOLIO
   GOVERNMENT INCOME PORTFOLIO         ZERO COUPON BOND 2000 AND 2005 PORTFOLIOS


o Invest in the fixed-rate option, which pays an interest rate periodically declared by Pruco Life, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 3%.

o Invest in a real estate investment option. The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life that, through a partnership, invests primarily in income-producing real property.

The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59-1/2, a 10% tax penalty. This prospectus describes the Contract generally and the Pruco Life Single Premium Variable Life Account. The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives and the risks of investment in the portfolios. The attached prospectus for the Pruco Life Variable Contract Real Property Account described the real estate investment option and the risks of investment in that option. Please read this prospectus and the attached prospectuses and keep them for future reference.

                                   ----------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRUCO LIFE INSURANCE COMPANY                PRUDENTIAL ANNUITY SERVICE CENTER
   213 Washington Street                             P.O. Box 14215
Newark, New Jersey 07102-2992               New Brunswick, New Jersey 08906-4215
 Telephone: (888) PRU-2888                       Telephone: (888) PRU-2888
*DISCOVERY is a registered mark of Prudential.
 SPVL-1 Ed 5-99
 Catalog No. 6401654

                            PROSPECTUS CONTENTS

                                                                            PAGE

GLOSSARY....................................................................   1

INTRODUCTION AND SUMMARY....................................................   2

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE SINGLE
PREMIUM  VARIABLE  LIFE  ACCOUNT,   AND  THE  VARIABLE   INVESTMENT  OPTIONS
AVAILABLE UNDER THE CONTRACT................................................   5
   PRUCO LIFE INSURANCE COMPANY.............................................   5
   PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT..........................   5
   THE PRUDENTIAL SERIES FUND, INC. ........................................   6
   PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.......................   7
   THE FIXED-RATE OPTION....................................................   8
   WHICH INVESTMENT OPTION SHOULD BE SELECTED?..............................   8

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS........................   9
   REQUIREMENTS FOR ISSUANCE OF A CONTRACT..................................   9
   SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" ............................   9
   ALLOCATION OF THE PREMIUM PAYMENT........................................   9
   TRANSFERS................................................................  10
   SURRENDERS...............................................................  11
   LOANS....................................................................  11
   CHARGES AND EXPENSES.....................................................  12
   AMOUNT OF LIFE INSURANCE (THE DEATH BENEFIT).............................  15
   LAPSE AND REINVESTMENT...................................................  16
   ADDITIONAL PREMIUM PAYMENTS..............................................  16
   LIVING NEEDS BENEFIT.....................................................  17
   ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
   ACCUMULATED PREMIUMS.....................................................  18
   WHEN PROCEEDS ARE PAID...................................................  19
   REPORTS TO CONTRACT OWNERS...............................................  19
   TAX TREATMENT OF CONTRACT BENEFITS.......................................  19
   VOTING RIGHTS............................................................  21
   SALE OF THE CONTRACT AND SALES COMMISSIONS...............................  22
   SUBSTITUTION OF SERIES FUND SHARES.......................................  22
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS......  22
   OTHER GENERAL CONTRACT PROVISIONS........................................  22
   STATE REGULATION.........................................................  23
   EXPERTS..................................................................  23
   LITIGATION...............................................................  23
   YEAR 2000 COMPLIANCE.....................................................  24
   ADDITIONAL INFORMATION...................................................  25
   FINANCIAL STATEMENTS.....................................................  25

DIRECTORS AND OFFICERS......................................................  26

FINANCIAL STATEMENTS OF PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT.....  A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND
   SUBSIDIARIES.............................................................  B1

                                  GLOSSARY

AMOUNT CREDITED UNDER THE CONTRACT -- See Contract fund below.

CASH SURRENDER VALUE -- The amount payable to the Contract owner upon surrender of the Contract, equal to the Contract fund minus any applicable contingent deferred sales charge and any Contract debt.


CONTRACT ANNIVERSARY -- The same date as the Contract date in each later year.


CONTRACT DATE -- The date Pruco Life received the initial premium payment and certain required documentation.


CONTRACT FUND -- The total amount credited to a specific Contract. On any date, it is equal to the sum of all amounts in the subaccounts, the amountinvested under the fixed-rate option, the amount invested in the Real Property Account, and the principal amount and any accrued interest credited with respect to any Contract loan. At times throughout this prospectus, when an alternative identification may be desirable for complete clarity or to further describe the role of the Contract fund, we refer to the Contract fund as "the amount credited under the Contract".

CONTRACT OWNER -- Unless a different owner is named in the application, the owner of the contract is the insured.


CONTRACT YEAR -- A year that starts on the Contract date or on a Contract anniversary.


DEATH BENEFIT. --The amount we will pay upon the death of the insured before the reduction of any Contract debt and amounts needed to pay charges through the date of death.


DISCOVERY LIFE -- A fixed life insurance contract issued by Pruco Life that is similar to Discovery Life Plus except that the owner may not invest the Contract fund in variable investment options.

FACE AMOUNT -- The initial amount of life insurance as shown on the cover page of the Contract.

FIXED-RATE OPTION -- An investment option under which Pruco Life guarantees that interest will be added to the amount allocated at a rate declared periodically in advance.

MONTHLY DATE -- The Contract date and the same date in each subsequent month.


PRUCO LIFE INSURANCE COMPANY. -- Us, we, Pruco Life. The company offering the Contact.


PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT (THE "ACCOUNT") -- A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT") -- A separate account of Pruco Life which, through a partnership, invests primarily in income-producing real property.

SUBACCOUNT -- A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the Series Fund.

TARGET LOAN AMOUNT -- The amount, equal to 10% of the initial premium for each completed Contract year, that may be borrowed as a first loan in any year at the most favorable net cost to the Contract owner.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND") -- A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.


VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. Eastern Standard time on each day during which the New York Stock Exchange is open.


VARIABLE  INVESTMENT  OPTIONS  --  The  subaccounts  and  the  Real  Property
Account.


WE -- Pruco Life Insurance Company.

YOU -- The owner of the Contract.

                          INTRODUCTION AND SUMMARY

THIS SUMMARY PROVIDES A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. YOU WILL FIND FURTHER DETAIL IN THE FOLLOWING SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT. THE CONTRACT, WHICH INCLUDES THE APPLICATION ATTACHED TO IT, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND PRUCO LIFE. YOU SHOULD RETAIN THESE DOCUMENTS.

As you read this prospectus, you should keep in mind that this is a life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions. Therefore, it is also a "security". Securities that are offered to the public must be registered with the U.S. Securities and Exchange Commission. The prospectus that is part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a death benefit to the beneficiary in the event of the insured's death. This death benefit generally far exceeds your total premium payment. You should not buy this contract unless the primary reason for the purchase is to provide life insurance protection.

BRIEF DESCRIPTION OF THE CONTRACT

The Contract is a form of variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The chart below describes how the value of your Contract Fund changes.

You can purchase this contract by making an initial premium payment. The minimum initial payment is $10,000. For insureds aged 76 through 85 the minimum initial payment is $50,000. You decide the amount of the initial premium (as long as it meets the minimum requirement) and from this we determine the initial amount of life insurance. Although the Contract will begin to vary immediately to reflect the investment results, the amount of life insurance will ordinarily not change for several years. The amount of life insurance may not change at all. If investment results are sufficiently favorable the amount of insurance will eventually increase.

You may invest your premium in one or more of the 15 available subaccounts, a real estate investment option or in the fixed-rate option. The amount invested will be your initial premium payment minus any charge for taxes attributable to premiums. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the subaccounts you select, there is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 9. If you select the fixed-rate option, we credit your account with a declared rate or rates of interest but you assume the risk that the rate may change.

You may surrender the Contract in full and receive the cash surrender value. Partial surrenders and contract splits are not permitted. You may borrow against the value of your Contract. See LOANS, page 12.

The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59-1/2, a 10% tax penalty.

CHARGES

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from your premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses. The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 13.

           -----------------------------------------------------------
                                 PREMIUM PAYMENT
           -----------------------------------------------------------

                --------------------------------------------------
                o Less charge for taxes attributable to premiums. (Under certain circumstances, this charge may be reduced or eliminated, see Charges and Expenses, page 12).
               --------------------------------------------------

-------------------------------------------------------------------------------
                           INVESTED PREMIUM AMOUNT
-------------------------------------------------------------------------------
   o  To be invested in one or a combination of:
      o  15 investment portfolios of the Series Fund.
      o  The Real Property Account.
      o  The Fixed Rate Option.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                CONTRACT FUND
-------------------------------------------------------------------------------
   On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  PRUCO LIFE ADJUSTS THE CONTRACT FUND FOR:
-------------------------------------------------------------------------------
   o Addition of any increase due to investment results of the chosen subaccounts.

   o Addition of guaranteed interest at an effective annual rate of 3% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.

   o Addition of guaranteed interest at an effective annual rate of either 5.5% or 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 6%. See LOANS, page 12.)

   o Subtraction of any decrease due to investment results of the chosen subaccounts.

   o Addition of any new invested premium amounts. (Additional premiums may be paid daily, in limited circumstances.)

   o  Subtraction of the charges listed below, as applicable.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                DAILY CHARGES
-------------------------------------------------------------------------------
   o ADMINISTRATIVE EXPENSE CHARGE - We deduct a daily administrative expense charge, equivalent to an annual rate of 0.35% from the variable investment options.

   o MORTALITY AND EXPENSE RISK CHARGE - We deduct a daily mortality and expense risk charge, equivalent to an annual rate of 0.9 % from the variable investment options.

   o MANAGEMENT FEES AND EXPENSES - We deduct these fees and expenses from the Series Fund and Real Property Account assets.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               MONTHLY CHARGES
-------------------------------------------------------------------------------
   o INSURANCE PROTECTION CHARGE - We generally deduct an amount equal to 0.05% of the contract fund per month If the contract fund falls so low that making a monthly charge of 0.05% is inadequate, the charge may be increased to the amount permitted by the 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO Table").
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         POSSIBLE ADDITIONAL CHARGES
-------------------------------------------------------------------------------
   o During the first six years, we will assess a contingent deferred sales charge if the contract is surrendered. The maximum contingent sales charge during the first year is 9% of the amount credited under the contract. This charge is decreased by 1% each year until the sixth year when it equals 4% of the amount credited under the contract. We do not assess a charge after the sixth year. This charge will never be greater than 9% of your initial premium payment.
-------------------------------------------------------------------------------

REFUND


For a limited time, you may return your contract for a refund in accordance with the terms of its free-look provision. See SHORT-TERM CANCELLATION RIGHT or "FREE LOOK", page 10.

For the definition of special terms used in this prospectus, see GLOSSARY, page
2.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF THE EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL COVERAGE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND AND THE PROSPECTUS FOR THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

                      GENERAL INFORMATION ABOUT PRUCO LIFE
                     INSURANCE COMPANY, PRUCO LIFE SINGLE PREMIUM
                     VARIABLE LIFE ACCOUNT, AND THE VARIABLE
                   INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiares, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractowners of Prudential's subsidiaries.

As of December 31, 1998, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B-1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.


PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

The Pruco Life Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. Currently, you may invest in one or a combination of 15 subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. We may add additional subaccounts in the future. The Account's financial statements begin on page A-1.


THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. The Series Fund has 15 separate portfolios. The following is a list of those portfolios and their investment objectives.

o CONSERVATIVE BALANCED PORTFOLIO - The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o DIVERSIFIED BOND PORTFOLIO - The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o EQUITY PORTFOLIO - The investment objective is capital appreciation. The portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o EQUITY INCOME PORTFOLIO - The investment objective is both current income and capital appreciation. The portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

o FLEXIBLE MANAGED PORTFOLIO - The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o GLOBAL PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o GOVERNMENT INCOME PORTFOLIO - The investment objective is a high level of income over the longer term consistent with the preservation of capital. The portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o HIGH YIELD BOND PORTFOLIO - The investment objective is a high total return. The portfolio invests primarily in high yield/high risk debt securities.

o MONEY MARKET PORTFOLIO - The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o NATURAL RESOURCES PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o PRUDENTIAL JENNISON PORTFOLIO - The investment objective is to achieve long-term growth of capital. The portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

o STOCK INDEX PORTFOLIO - The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").

o TWO ZERO COUPON BOND PORTFOLIOS - 2000 AND 2005 - The investment objective of these two portfolios is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped to their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential is the investment advisor for the assets of each of the portfolios within the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. For more information, see the attached Series Fund prospectus and the Series Fund's statement of additional information.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses such as accounting and custodian fees. These fees and expenses are listed in the table in the DEDUCTIONS FROM PORTFOLIOS section of page 13, and are more fully described in the attached prospectus for the Series Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

o  changes in state insurance law;

o  changes in federal income tax law;

o  changes in the investment management of any portfolio of the Series Fund; or

o differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.


PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.


A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS IF YOU ARE CONSIDERING THE REAL PROPERTY ACCOUNT AS AN INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE FIXED-RATE OPTION


BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, SUBJECT PRUCO LIFE AND ITS OFFICERS TO CIVIL LIABILITY IF THAT RESULTS IN ANY DAMAGE.

You may elect to allocate, either initially or by transfer, all or part of the amount credited under the contract to a fixed-rate option.This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and you do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%.

Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the third contract anniversary following the date of the allocation. Thereafter, a new crediting rate will be declared each year, and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the contract fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. See TRANSFERS, page 11. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months. See WHEN PROCEEDS ARE PAID, page 20. For contracts issued in Texas, the fixed-rate option is not available.


WHICH INVESTMENT OPTION SHOULD BE SELECTED?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock or Global may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond, Government Income or Zero Coupon Bond Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with higher yields. You may choose to allocate a portion of your investment to specialized investment options, such as the Natural Resources Portfolio and the Real Property Account. You may wish to divide your invested premium among two or more of the investment options. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential representative from time to time about the choices available to you under the Contract. Prudential recommends AGAINST frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

For insureds below the age of 76, the minimum initial premium payment is $10,000. For insureds aged 76 through 85, the minimum initial premium payment is $50,000. Pruco Life requires evidence of insurability, which may include a medical examination, before issuing any contract. We will only issue the contract on insureds who are classified as standard risks following Pruco Life's regular underwriting process. If we do not approve your application, because the current underwriting requirements are not met, we will promptly return your premium payment. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you can return a contract for a refund

o  within 10 days after you receive it,

o  within 45 days you sign Part I of the application or

o within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest.

Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the contract to the representative who sold it or to the Prudential Annuity Service Center specified in the contract. If you return the contract according to this provision it shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. If applicable law so requires, the contractowner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT DATE

The Contract date will be the date we receive the initial payment and the completed application in the Prudential Annuity Service Center. On the Contract date, the amount credited under the Contract will begin to vary with the investment results of the variable investment options that you have chosen or the declared interest rate, if you have selected the fixed-rate option. Your insurance protection begins on the Contract date. Your Contract date is listed on your Contract.

ALLOCATION OF THE PREMIUM PAYMENT

You determine how the initial premium payment, after the deduction for any taxes attributable to premiums, will be allocated among the subaccounts, the fixed-rate option, and the Real Property Account. You may choose to allocate nothing to a particular subaccount or to the fixed-rate option or the Real Property Account, but any allocation made must be at least 10% and may not be a fractional percent.

Additionally, a feature called Dollar Cost Averaging is available if you make an allocation to the Money Market Subaccount. Under this feature, automatic flat dollar amounts will be transferred monthly from the Money Market Subaccount into other investment options available under the Contract, excluding the fixed-rate option, but including the Real Property Account. At issue, the minimum amount initially designated for transfer under this feature must be the greater of $10,000 and 10% of the initial premium payment. After issue, Pruco Life will accept an amount less than $10,000 provided it brings the balance in any current Dollar Cost Averaging account up to $10,000. Automatic monthly transfers must be at least 3% of the amount INITIALLY allocated to the Dollar Cost Averaging account (that is, if $10,000 is INITIALLY ALLOCATED the minimum monthly transfer is $300), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated upon an increase in the amount allocated to the account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly date, provided the New York Stock Exchange (NYSE) is open on that date. If the NYSE is not open on the Monthly date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the amount designated for Dollar Cost Averaging has been transferred, or until you give notification of a change in allocation or cancellation of the account. Currently, there is no charge for using the Dollar Cost Averaging account.

TRANSFERS

You may, at least four times each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option, or to the Real Property Account. We are not currently enforcing this limit, however, we may do so in the future if it becomes necessary due to excessive transfer activity. The amount you transfer from any one subaccount must be at least $300 (unless the subaccount balance is less than $300, in which case you may transfer the entire balance).

A transfer will take effect as of the end of the valuation period in which a proper transfer request is received at the Prudential Annuity Service Center. You may transfer amounts by proper written notice to the Prudential Annuity Service Center, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the contract is jointly owned or you elect not to have this privilege. Telephone transfers are not available if Pruco Life has received proper notice that the contract is assigned. See ASSIGNMENT, page 23.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by phone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a transfer during peak periods such as periods of drastic economic or market change.

In addition, you may transfer the entire amount of the contract fund in the subaccounts to the fixed-rate option at any time. If you wish to convert your contract to a fixed-benefit contract you must request a complete transfer of funds to the fixed-rate option and you should also change your allocation instructions regarding any future premiums. The fixed-rate option is not available for contracts issued in Texas. However, for contracts issued in Texas, you may convert your variable contract to a comparable fixed-benefit policy during the first 2 contract years.

On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless you direct that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a contract year.

Transfers from the fixed-rate option to the subaccounts are currently permitted only once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of:

o  25% of the amount in the fixed-rate option and

o  $5,000.

If we receive a proper request to transfer from the fixed-rate option before the Contract anniversary, we will process the transfer request as of the Contract anniversary. If we receive a proper transfer request during the 30-day period after the Contract anniversary, we will process the transfer request as of the end of the valuation period in which the request is received at the Prudential Annuity Service Center. We may change these limits and procedures in the future.

Transfers to and from the Real Property Account are subject to restrictions described in a separate prospectus for that investment option.

The contract was not designed for professional market timing organizations or other organizations or individuals using programmed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Account and the Series Fund and will be discouraged. If such a pattern were to be found, Pruco Life may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.

SURRENDERS

You may surrender the contract at any time for its full cash surrender value (which takes into account the contingent deferred sales charge, if any, and any contract debt). Partial surrenders and contract splits are not permitted. To surrender a contract, we may require you to deliver or mail it, together with a written request in a form that meets our needs, to the Prudential Annuity Service Center. We will determine the cash surrender value of the contract as of the end of the valuation period during which proper notice is received at the Prudential Annuity Service Center. See WHEN PROCEEDS ARE PAID, page 20. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

LOANS

You may borrow from Pruco Life an amount up to the "loan value" of the contract using only the contract as security for the loan. Your Contract provides that loans will be made only on or after your first contract anniversary. However, as an administrative practice, we currently allow you to make a loan during your first contract year. We may change this practice. The loan value of your contract is 90% of an amount equal to your contract fund, reduced by any charges due upon surrender. However, as an administrative practice, we currently allow you to borrow up to 100% of the portion of your Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. We may change this practice. Loans will be treated as distributions for tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

Interest charged on a loan is accrued daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it will become part of the loan and we will charge interest on it too. We charge interest at an effective annual rate of 6%.

When you make a loan, an amount equal to the loan proceeds will be transferred out of your investment options. We will generally reduce the amount invested in each investment option in the same proportions as the value in each subaccount, the fixed-rate option and the Real Property Account bears to the total value of the Contract. The amount transferred out of the investment options continues to be part of your Contract fund. It will be credited daily with interest at an effective annual rate of either 4% or 5.5%. We determine the rate or rates applicable to your Contract in the following way. The loan amount is divided into two parts, the "target loan amount" and the remainder. The target loan amount for any contract year is 10% of the initial premium for each contract year. Thus in the first year it is 10% of the premium payment, in the second year 20% of the premium payment, and so on. Any borrowed amount that is part of the target loan amount is credited with interest daily at an effective annual rate of 5.5%. Amounts borrowed in excess of the target loan amount, and second loans in any year, are credited daily with interest at an effective annual rate of 4%. So the net cost of the loan to you is about 0.5% per year on the target loan amount and 2% per year on amounts in excess of the target loan amount and on second loans in any year; however, since the amount borrowed is not invested in the variable investment option[s] the cash surrender value does not, to that extent, participate in either favorable or unfavorable investment performance. Upon each contract anniversary any outstanding loan up to the new target loan amount will be credited interest at the 5.5% rate even if some of that loan had been credited interest at 4% in the prior year.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be.

The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

In addition, you should note that a contract loan will increase the difference between the gross investment return in the underlying portfolio[s] of the Series Fund and the net return in the selected subaccount[s]. This is because the cost of insurance charge (see MONTHLY DEDUCTION FROM CONTRACT FUND, page 15) is not reduced when you make a contract loan but the amount in the subaccount[s] from which the charges are deducted is reduced by the amount of the loan.

When you repay all or part of a loan, we will increase the portion of the Contract fund in the investment options by the amount of the loan you repay. If loan interest is paid when due, it will not change the portion of the Contract fund allocated to the investment options.


CHARGES AND EXPENSES

This section provides a detailed description of each charge that is described briefly in the chart on page 4, and an explanation of the purpose of the charge.

DEDUCTION FROM PREMIUM PAYMENTS.

We will deduct the amount of premium-based taxes applicable to your Contract from the initial premium payment. These taxes vary from state to state and also vary in some states by municipalities and counties. The tax rates in those jurisdictions that impose a tax generally range from 0.75% to 5% (but in some instances may exceed 5%). The amount remaining after the deduction of premium taxes is allocated to the investment option[s] as you direct. However, if

o the sum of the initial premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life contracts issued on the same insured equal $50,000 or more, or

o contracts are purchased on all children of a parent or all grandchildren of a grandparent, each contract has an initial premium of $25,000 or more and the total initial premiums add up to $50,000 or more, we will deduct for initial and additional premium taxes only the portion of the applicable state premium taxes which is in excess of 4% of the premium, and any applicable local premium taxes. If total premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life contracts issued on the same insured equal or exceed $50,000, any premium taxes previously deducted will be used to increase the Contract Fund on the most recent contract. In many cases, if a contract is purchased with an initial premium of $50,000 or more, there will be no deduction from the payment and the entire amount will be invested as you direct. During 1998, 1997, and 1996, Pruco Life received a total of approximately $-0-, $-0-, and $1,442, respectively, in charges for payment of premium taxes.

DEDUCTIONS FROM PORTFOLIOS

Subject to certain caps and offsets, the charges and expenses of the Series Fund are indirectly borne by the Contract owners. The Account purchases shares of the Series Fund at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Series Fund. More detailed information is contained in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the attached prospectus for the Real Property Account.

The total expenses of each portfolio for the year 1998 expressed as a percentage of the average assets during the year are shown below:

---------------------------------------------------------------------------------------
                                                    Other Expenses    Total Expenses
                                     Investment     (after expense    (after expense
Portfolio                           Advisory Fee    reimbursement)*   reimbursement)
---------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                   0.40%             0%*             0.40%*
DIVERSIFIED BOND PORTFOLIO               0.40%             0%*             0.40%*
GOVERNMENT INCOME PORTFOLIO              0.40%           0.03%             0.43%
ZERO COUPON BOND PORTFOLIO 2000          0.40%             0%*             0.40%*
ZERO COUPON BOND PORTFOLIO 2005          0.40%             0%*             0.40%*
CONSERVATIVE BALANCED PORTFOLIO          0.55%             0%*             0.40%*
FLEXIBLE MANAGED PORTFOLIO               0.60%             0%*             0.40%*
HIGH YIELD BOND PORTFOLIO                0.55%           0.03%             0.58%
STOCK INDEX PORTFOLIO                    0.35%           0.02%             0.37%
EQUITY INCOME PORTFOLIO                  0.40%           0.02%             0.42%
EQUITY PORTFOLIO                         0.45%             0%*             0.40%*
PRUDENTIAL JENNISON PORTFOLIO            0.60%           0.03%             0.63%
SMALL CAPITALIZATION STOCK PORTFOLIO     0.40%           0.07%             0.47%
GLOBAL PORTFOLIO                         0.75%           0.11%             0.86%
NATURAL RESOURCES PORTFOLIO              0.45%           0.04%             0.49%
---------------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc., in which the Account previously invested. For the Money Market, Diversified Bond, Zero Coupon Bond Portfolio 2000, Zero Coupon Bond Portfolio 2005, Conservative Balanced, Flexible Managed, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on contract owners of any higher investment management fees and expenses charged against the Series Fund. Pruco Life also makes, on a non-guaranteed basis, daily adjustments to ensure that the portfolio expenses indirectly borne by a contract owner investing in the Zero Coupon Bond Portfolio 2005 will not exceed the investment management fee.

Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.41% for the Money Market Portfolio, 0.42% for the Diversified Bond Portfolio, 0.62% for the Zero Coupon Bond Portfolio 2000, 0.61% for the Zero Coupon Bond Port-folio 2005, 0.57% for the Conservative Balanced Portfolio, 0.61% for the Flexible Managed Portfolio, and 0.47% for the Equity Portfolio in 1998. Pruco Life does not intend to discontinue the adjustments for the Zero Coupon Bond Portfolio 2005 in the future, although it retains the right to do so. No such offset will be made with respect to the remaining portfolios.

DAILY DEDUCTION FROM THE CONTRACT FUND

We impose a charge for the expenses we incur in administering the contracts, which includes such things as underwriting the contract, conducting any medical examinations, establishing and maintaining records, and providing reports to contract owners. We deduct this charge daily from the assets of each of the variable investment options, in an amount equivalent to an effective annual rate of up to 0.35% (.00095723%, daily). During 1998, 1997 and 1996, Pruco Life received a total of approximately $1,076,663, $1,033,988, and $974,407, respectively, in annual administrative charges under the Contracts. We guarantee that we will not increase this charge above an effective annual rate of 0.35% over the life of the Contract.

We charge for assuming the risk that our estimates of longevity and of the expenses it expects to incur, over the lengthy periods that this contract may be in effect--estimates that are the basis for the level of the other charges it makes under the contracts--will turn out to be incorrect. The mortality and expense risk charge will be made by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account, a percentage of those assets equivalent to an effective annual rate of up to 0.9% (.00245475%, daily). During 1998, 1997, and 1996, Pruco Life received a total of approximately $2,761,039, $2,651,601, and $2,498,810, respectively, in mortality and expense risk charges under the Contracts.

MONTHLY DEDUCTION FROM CONTRACT FUND

Immediately after your Contract is issued the amount of insurance payable upon your death (the face amount) will be substantially higher than the initial premium payment. As you grow older, and if investment results (or interest credited) have been reasonably favorable, the difference between the Contract Fund and the amount payable to the beneficiary in the event of your death will become smaller. But the death benefit will always be higher than the Contract Fund. To enable us to pay this additional amount, we make a monthly charge commencing on the Contract date. The National Association of Insurance Commissioners publishes mortality tables from which it can be determined what an appropriate monthly charge for this purpose should be, depending upon the insured's age and sex (except where unisex rates apply). One set of such tables is known as the 1980 CSO Table. Although we have the contractual right to charge maximum cost of insurance rates, based on the 1980 CSO Table, the actual cost of insurance charge will generally be lower than that specified by the 1980 CSO Table. Except as explained in the next paragraph, the charge will be imposed on each of the Contract's Monthly dates (i.e., the contract date and the same day of each succeeding month) in an amount equal to 0.05% per month of the contract fund on such dates. The sum of 12 monthly mortality charges is likely to be between 0.6% and 0.65% per Contract year of the contract fund. The exact percentage is uncertain because the contract fund varies in amount daily. If the contract fund remains level throughout the entire contract year, the sum of the charges would be 0.6% of the Contract fund. If the contract fund declined uniformly throughout the year, the sum would be less than 0.6%. If the contract fund increased uniformly throughout the year, the sum would be greater than 0.6%. (For example, at a 12% gross rate of return, the sum of the monthly charges would be approximately 0.65%.)

The monthly insurance charge generally will be assessed at a rate of 0.05% per month of the contract fund, unless as a result of very unfavorable investment experience, the contract fund falls so low as to make a monthly charge based upon a rate of 0.05% per month inadequate. In that event, the charge may be increased to the amount permitted by the 1980 CSO Table. This higher charge would generally be assessed only when the Contract fund is at least 40% lower than that which would exist were a net rate of 6% earned in the applicable variable investment option[s] and maximum mortality charges based on the 1980 CSO Table deducted. This will require that the return average somewhat less than 6% for several years or that a substantial depreciation in the contract fund occur in a particular year. For example, for a male who buys a contract at age 35, investment results could average a net return of 2.22% per year for about 19 years before we will make a higher cost of insurance charge. As another example, for a male who buys a contract at age 40 and experiences an average net return of 6% per year for 8 years, it would take a loss of about 43% in the ninth year (which could occur if there was a substantial market drop) in order to bring about an increase in the insurance charge.

SURRENDER CHARGE

A contingent deferred sales charge may be imposed upon surrender of this contract. This charge compensates us for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, preparation of sales literature, and other promotional activities. No sales charge will be made if the contract is surrendered after the sixth contract year. If the contract is surrendered in the first year, the charge will be 9% of the amount credited under the contract. For each year after the first that the contract is in effect, the contingent deferred sales charge as a percentage of the contract fund is reduced by 1% until it reaches 4% in year six. However, in no event will the sales charge be greater than 9% of the initial premium payment. If there is an outstanding loan, the amount of any deferred sales charge will be computed as if the loan had been repaid immediately before the surrender. No deferred sales charge is applicable to the death benefit, no matter when that may become payable. During 1998, 1997, and 1996, Pruco Life received a total of approximately $28,197, $33,566, and $177,363, respectively, in sales charges on surrenders of the Contracts.

OTHER INFORMATION ABOUT CHARGES

As you can see from the foregoing description, the amount credited under the Contract at the outset of the Contract will be less than the initial premium payment by the amount of the premium tax payable, unless the initial premium payment satisfies our standards for elimination or reduction of the premium tax charge as explained above. Thereafter, assuming a total Series Fund expense ratio of 0.47% (taking into account any applicable offsets described under THE PRUDENTIAL SERIES FUND, INC. on page 7), a cost of insurance charge of 0.05% per month and no Contract debt, the amount credited under the Contract will vary at a rate that is approximately 2.32% to 2.37% lower than the gross investment return of the underlying portfolio of the Series Fund in which the assets held under the Contract are invested.

The account is not a separate taxpayer for purposes of the Internal Revenue Code. The earnings of the account are taxed as part of the operations of Pruco Life. No charge is currently being made against the Account for company federal income taxes (excluding any charge for taxes attributable to premiums). We will review the question of a charge to the account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life may incur state and local taxes (in addition to premium-based taxes) in several states. At present, these taxes are not significant and they are not charged against the account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

AMOUNT OF LIFE INSURANCE (THE DEATH BENEFIT)

As stated earlier, when we issue the contract, we will determine the initial amount of life insurance based on the amount of the initial premium payment. That amount will be shown on the cover page of the contract and is called the "face amount". We calculate the face amount as the amount of whole life insurance that can be provided for the insured by the initial premium, after the deduction of any applicable state and local premium taxes. This calculation is based on the 1980 CSO Table and an interest rate of at least 6%. The amount payable to the beneficiary upon death of the insured...the death benefit...will never be less than the face amount as long as the Contract remains in force, except that it will be reduced by the amount of any outstanding loan plus interest. However, the contract's death benefit may be higher than the face amount, depending upon the length of time the contract is in force and the contract's investment results.

1. SOME TYPICAL FACE AMOUNTS. The following table shows for insureds of various ages what the face amount of insurance will be for an initial premium payment of $10,000 or $50,000. The table assumes that at issuance the fixed-rate option is not being credited more than 6% (if a higher rate is being credited under the fixed-rate option, the face amount will be slightly higher) and, for the $10,000 premium payment, assumes a total state and local premium tax rate of 2%.

         -------------------------------------------------------------
           AGE OF          FACE AMOUNT             FACE AMOUNT
          INSURED          FOR $10,000             FOR $50,000
           ON THE            PREMIUM                 PREMIUM
          CONTRACT   ----------------------  -------------------------
            DATE         MALE      FEMALE       MALE        FEMALE
         ----------  ----------------------  -------------------------
              5        $231,211   $298,154   $1,179,644   $1,521,193
             15        $151,173   $198,359   $  771,290   $1,012,032
             25        $104,157   $129,799   $  531,412   $  662,236
             35        $ 66,654   $ 82,561   $  340,069   $  421,229
             45        $ 42,601   $ 52,980   $  217,353   $  270,304
             55        $ 28,260   $ 35,032   $  144,183   $  178,734
             65        $ 19,832   $ 23,624   $  101,180   $  120,529
             75        $ 14,982   $ 16,631   $   76,439   $   84,850
         -------------------------------------------------------------

In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 23.

2. INCREASE IN DEATH BENEFIT DUE TO FAVORABLE INVESTMENT EXPERIENCE. It is likely that the amount of insurance will not change for several years after the contract date. Then, if investment experience is sufficiently favorable (by which is generally meant an average annual net return of greater than 6%), the death benefit may increase. The Contract provides that the death benefit will never be less than the face amount or a stated multiple (which changes every year with the attained age of the insured) of the contract fund. The latter ensures that the contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Representative multiples for insureds are shown in the table below.

             ------------------------------------------------------------
                                     DEATH BENEFIT IS NO LESS THAN
                                      THE CONTRACT FUND TIMES THE
                                 FOLLOWING MULTIPLE (ASSUMES NO LOAN)
                 AGE OF      --------------------------------------------
                 INSURED             MALE                 FEMALE
                ---------    -------------------  -----------------------
                    5                4.80                  7.50
                   15                4.80                  7.50
                   25                4.56                  6.11
                   35                3.76                  4.52
                   45                2.27                  2.64
                   55                1.55                  1.82
                   65                1.23                  1.40
                   75                1.09                  1.15
                   85                1.05                  1.05
                   95                1.02                  1.02
             ------------------------------------------------------------

Thus, for a male age 55 who purchased a contract with a face amount of $133,307 when he was 35 for a premium payment of $20,000, if the contract fund has increased to $123,049 due to a gross return in the selected Series Fund portfolios of 12%, the death benefit payable will be $196,879 at the end of 20 years, based on the assumptions reflected in the table on page T1. If the Contract fund were to drop subsequently because of unfavorable investment results, the death benefit would also drop, but not below the face amount. In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 23.

LAPSE AND REINSTATEMENT

If the investment results of a contract's variable investment option[s] have been so unfavorable that the net cash surrender value on any Monthly date has decreased to zero or less, the contract will go into default.

Should this happen, Pruco Life will send you a notice of default setting forth the payment necessary to keep the contract in force. This payment must be received at the Prudential Annuity Service Center within the 61 day grace period after the notice of default is mailed or the contract will lapse and have no value. A contract that lapses with an outstanding contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 20.

A contract that has lapsed may be reinstated within 3 years after the date of default unless the contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the contract.

A contract that has lapsed has no value and provides no benefits.

ADDITIONAL PREMIUM PAYMENTS

After the contract has been in force for several years, you may be allowed the option of paying additional premium payments in order to increase your Contract fund. Such premium payments are allowed when they will not cause the contract to fail to qualify as life insurance for tax purposes and will not then increase the amount of insurance. Upon request, we will tell you whether an additional premium payment can be made and its maximum amount. If you make an additional premium payment, the amount of that payment, less any applicable premium taxes, will increase the contract fund but not the death benefit. These premium payments will not increase the maximum possible deferred sales charge. We will not accept an additional premium payment if it would, through the application of the multiples shown on page 17, immediately result in an increase in the death benefit.

Several factors affect when additional premium payments may be made. For example, the contract years in which a female issue age 55 may make additional payments depend upon investment performance. Based upon a hypothetical gross annual rate of return of 8% in the selected Series Fund portfolio[s], and upon the assumptions reflected in the table on page T1, an additional payment may first be made in year 12, and additional payments may be made as late as year 20.

LIVING NEEDS BENEFIT

You may elect to add the Living Needs BenefitSM to your Contract at the time of issue, provided we receive satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to contracts with face amounts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. You should consult with a Pruco Life representative to determine whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by you as a Living Needs Benefit. You may:

o  elect to receive the benefit in a single sum or

o  receive equal monthly payments for 6 months.

If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.


NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by you as a Living Needs Benefit. You may:

o  elect to receive the benefit in a single sum or

o receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured.

If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

The Living Needs Benefit is available only to the extent regulatory approval has been obtained. If you want this benefit, it must be requested on the contract's application. There is no charge for adding the benefit to the contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to you , and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your situation. Adding the Living Needs Benefit to the contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult with a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following four tables have been prepared to show you how values under this contract change with investment performance of the account. The tables assume that no portion of the contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales charges, if any) and death benefits under contracts issued on an insured of a given age would vary over time if the return on the assets held in the Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8%, and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years. For the hypothetical returns of 0% and 4%, the tables also show when the contract would go into default, at which time additional payments would be needed to keep it in force.

The amounts shown for the death benefit and cash surrender value as of each contract anniversary reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the portfolios. This is because these tables assume a total Series Fund expense ratio of 0.47%, and also reflect the daily charge to the account for the cost of administration, which is equivalent to an effective annual charge of 0.35%, and the daily charge to the account for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.9%. The actual fees and expenses of the portfolios associated with a particular contract may be more or less than 0.47% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% thus correspond in the tables to approximate net annual rates of return of -1.72%, 2.28%, 6.28%, and 10.28%.

The tables on pages T1 and T3 also reflect the fact that Pruco Life generally makes its monthly charge for providing insurance protection at an amount equal to 0.05% per month (approximately 0.6% to 0.65% per year) of the assets in the subaccounts attributable to the contract, even though it has the contractual right to charge a higher amount. Where the amount credited under a contract falls to such a level as to make this monthly charge inadequate in Pruco Life's judgment (i.e., where the contract fund value is at least 40% below that which would exist were a net rate of 6% earned in the applicable subaccounts and maximum mortality charges deducted), Pruco Life will deduct the maximum monthly mortality charge. See MONTHLY DEDUCTION FROM CONTRACT FUND, page 14. The 0% and 4% columns in the tables on pages T1 and T3 reflect the deduction of these larger mortality charges in later years in accordance with this standard. The tables on pages T2 and T4 reflect the deduction of the maximum cost of insurance charge at all times, even though Pruco Life does not currently intend to charge the maximum contractual cost of insurance rates other than under the circumstances where the contract fund value falls to a specified level, as explained above. All of the tables reflect the deduction of a sales charge in the calculation of the cash surrender value during the first 6 contract years.

The tables also reflect the fact that no charges for federal or state income taxes are currently made against the account. If such a charge is made in the future, it will take a higher gross rate of return than it does now to produce the net after-tax returns shown in the tables.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age and sex. You can obtain an illustration using a premium amount other than those shown in this prospectus. You may use assumed gross returns different than those shown in the tables, although currently they may not be higher than 12%.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value or loan proceeds within 7 days after receipt at the Prudential Annuity Service Center of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the portion of the death benefit due under the contract in excess of the face amount if the disposal or valuation of the account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares an emergency.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

REPORTS TO CONTRACT OWNERS

Once each contract year, you will be sent statements that provide certain information pertinent to your contract. These statements detail values and transactions made and specific contract data that apply only to each particular contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

INTRODUCTION.

This summary provides general information on the federal income tax treatment of the contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE.

This contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the contract's investments.

We believe we have taken adequate steps to insure that the contract qualifies as life insurance for tax purposes. Generally speaking this means that:

o you will not be taxed on the growth of the investment option in the contract, unless you receive a distribution from the contract.

o  the contract's death benefit will be tax free to your beneficiary.

Although we believe that the contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes, which will be applied uniformly to all Contract owners after advance written notice, that we deem necessary to insure that the contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS.

The contract is modified endowment contract under federal tax law. This means that:

o amounts you receive under the contract before the insured's death, including loans and withdrawals, are included in your income on an income first basis (that is, you will have taxable income to the extent that the contract fund before surrender charges exceeds the premiums paid for the contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income). An assignment of a modified endowment contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the contract became a modified endowment contract.

o any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59-1/2, on account of you becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the contracts owned by a business.

o all modified endowment contracts issued by us to you during the same calendar year are treated as a single contract for purposes of applying these rules.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

 If you transfer or assign the contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be generation skipping transfer tax consequences. Deductions for interest paid or accrued on contract debt or on other loans that are incurred or continued to purchase or carry the contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE.

If a business, rather than an individual, is owner of the contract, there are some additional rules. Business contract owners generally cannot deduct premium payments. Business contract owners generally cannot take tax deductions for interest on contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on contracts for up to 20 key persons. The interest deduction for contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the contract fund or death benefits received under business-owned life insurance policies.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from contract owners are received, and any shares attributable to general account investments of Pruco Life, will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.


Matters on which contract owners may give voting instructions include the following:

o  election of the Board of Directors of the Series Fund;

o  ratification of the independent accountant of the Series Fund;

o approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the contract owner's selected subaccount[s];

o any change in the fundamental investment policy of a portfolio corresponding to the contract owner's selected subaccount[s]; and

o  any other matter requiring a vote of the shareholders of the Series Fund.

With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to contract owners.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, which was organized in 1971 under New Jersey law, acts as the principal underwriter of the contract. Pruco Life expects that during 1999 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract fund may be paid.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include the amounts derived from the mortality and expense risk charge.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. You will be notified of any substitution.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The contract generally employs mortality tables that distinguish between males and females. Thus, initial amounts of insurance that a given premium will buy, cost of insurance charges, and benefits under contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, initial amounts of insurance, cost of insurance charges and benefits will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a contract should consult their legal advisors to determine whether purchase of a contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer the contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the contract may not be assigned to another insurance company without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at the Prudential Annuity Service Center.

BENEFICIARY. You designate the beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the contract has been in force during the insured's lifetime for two years from the contract date, Pruco Life will not contest its liability under the contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the contract, Pruco Life will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.

SETTLEMENT OPTIONS. The contract grants you, or your beneficiary, a variety of ways to receive contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the contract date, Pruco Life will pay no more under the contract than the sum of the premiums paid.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ikwhan Oh, FSA, MAA, Vice President and Company Actuary of Pruco Life whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.

YEAR 2000 COMPLIANCE

THE YEAR 2000 ISSUE

The services provided to you as a purchaser of Discovery Life Plus depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with Discovery Life Plus could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following described Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential, as the parent company of Pruco Life, organized its Year 2000 efforts around the following three areas:

o  BUSINESS SYSTEMS - Computer programs directly used to support our business;

o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

o  BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June, 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been thoroughly tested. Presently, a small number of midrange computers, and building and facilities systems are in the testing phase. We expect to have the infrastructure implementation process completed by June, 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business, and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Discovery Life Plus. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Discovery Life Plus.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we cannot be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your contract value or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Discovery Life Plus will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of Discovery Life Plus involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life's office. The address and telephone number are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS

The consolidated financial Statements of Pruco Life and Subsidiaries included herein should be distinguished from the financial statements of the Account. They should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR -- Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance since 1997; 1995 to 1997:
President, Prudential Select; 1993 to 1995: Chief Operating Officer, Prudential Select. Age 47.

WILLIAM M. BETHKE, DIRECTOR -- Chief Investment Officer since 1997; prior to 1997: President, Prudential Capital Markets Group. Age 52.

IRA J. KLEINMAN, DIRECTOR -- Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select. Age 52.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services. Age 48.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance. Age 56.

KIYOFUMI SAKAGUCHI, DIRECTOR -- President, Prudential International Insurance Group since 1995; 1994 to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Company., Ltd.; prior to 1994: President and Chief Executive Officer, Asia Pacific Region -- Prudential International Insurance and President, The Prudential Life Insurance Co., Ltd. Age 56.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER -- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential. Age 42.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President, Credit Card Division, Chase Manhattan Bank; prior to 1995: Chase Manhattan Bank. Age 56.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY -- Chief Counsel, Variable Products, Law Department of Prudential since 1995. Age 39.

FRANK P. MARINO, SENIOR VICE PRESIDENT -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; prior to 1996:
Senior Vice President, Prudential Mutual Fund Services. Age 54.

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT -- Vice President, Annuity Services, Prudential Investments since 1997; prior to 1997: Director, Merrill Lynch. Age 56.

HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT -- President & CEO, Pruco Life Insurance Company Taiwan Branch, since 1997; 1993 to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd. Age 55.

IMANTS SAKSONS, SENIOR VICE PRESIDENT -- Vice President, Compliance, Prudential Individual Financial Services since 1998; prior to 1998: Vice President, Market Conduct, U.S. Operations, Manulife Financial. Age 48.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY -- Vice President and Associate Actuary, Prudential. Age 44.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER -- Vice President and Deputy Controller, Prudential, since 1998; 1997 to 1998, Vice President & Controller, ContiFinancial Corporation. Prior to 1997, Director, Salomon Brothers. Age 43.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992. Pruco Life directors and officers are elected annually.

                                  ILLUSTRATIONS
                                   ----------
                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
                 USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                                  DEATH BENEFIT
                            ---------------------------------------------------------------
                                      ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                          ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED       ---------------------------------------------------------------
POLICY   AT 4% INTEREST       0% GROSS         4% GROSS         8% GROSS        12% GROSS
 YEAR       PER YEAR        (-1.72% NET)     (2.28% NET)      (6.28% NET)      (10.28% NET)
------   --------------     ------------     -----------      -----------      ------------
  1         $ 20,800          $133,307        $133,307          $133,307        $  133,307
  2         $ 21,632          $133,307        $133,307          $133,307        $  133,307
  3         $ 22,497          $133,307        $133,307          $133,307        $  133,307
  4         $ 23,397          $133,307        $133,307          $133,307        $  133,307
  5         $ 24,333          $133,307        $133,307          $133,307        $  133,307
  6         $ 25,306          $133,307        $133,307          $133,307        $  133,307
  7         $ 26,319          $133,307        $133,307          $133,307        $  133,307
  8         $ 27,371          $133,307        $133,307          $133,307        $  133,307
  9         $ 28,466          $133,307        $133,307          $133,307        $  133,307
 10         $ 29,605          $133,307        $133,307          $133,307        $  133,307
 15         $ 36,019          $133,307        $133,307          $133,307        $  150,028
 20         $ 43,822          $133,307        $133,307          $133,307        $  196,879
 25         $ 53,317          $      0(2)     $133,307          $133,307        $  270,741
 30         $ 64,868          $      0        $133,307          $133,307        $  385,391
 35         $ 78,922          $      0        $      0(2)       $155,351        $  566,137
 40         $ 96,020          $      0        $      0          $193,877        $  849,885
 45         $116,824          $      0        $      0          $248,201        $1,308,770


                                                CASH SURRENDER VALUE
                            ---------------------------------------------------------------
                                       ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                           ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED       ---------------------------------------------------------------
POLICY   AT 4% INTEREST       0% GROSS          4% GROSS        8% GROSS        12% GROSS
 YEAR       PER YEAR        (-1.72% NET)      (2.28% NET)     (6.28% NET)      (10.28% NET)
------   --------------     ------------      -----------     -----------      ------------
  1         $ 20,800          $17,424           $18,134        $  18,906        $   19,686
  2         $ 21,632          $17,209           $18,639        $  20,125        $   21,752
  3         $ 22,497          $16,995           $19,155        $  21,492        $   24,018
  4         $ 23,397          $16,781           $19,684        $  22,949        $   26,604
  5         $ 24,333          $16,568           $20,226        $  24,502        $   29,473
  6         $ 25,306          $16,356           $20,779        $  26,158        $   32,649
  7         $ 26,319          $16,644           $22,006        $  28,785        $   37,281
  8         $ 27,371          $16,093           $22,373        $  30,410        $   40,868
  9         $ 28,466          $15,347           $22,746        $  32,126        $   44,799
 10         $ 29,605          $14,571           $23,126        $  33,940        $   49,109
 15         $ 36,019          $10,130           $25,120        $  44,661        $   77,734
 20         $ 43,822          $ 4,184           $26,679        $  58,770        $  123,049
 25         $ 53,317          $     0(2)        $22,345        $  77,336        $  194,777
 30         $ 64,868          $     0           $12,618        $ 101,767        $  308,312
 35         $ 78,922          $     0           $     0(2)     $ 133,923        $  488,048
 40         $ 96,020          $     0           $     0        $ 176,251        $  772,622
 45         $116,824          $     0           $     0        $ 231,963        $1,223,149

------------------------
(1) Illustrated values assume 2% state and/or local premium taxes, no contract loan, and the deduction of the monthly cost of insurance charge in accordance with the standard explained in the prospectus. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0%, the contract would go into default in policy year 23 unless an additional premium payment was made. Based on a gross return of 4%, the contract would go into default in policy year 34 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                                  DEATH BENEFIT
                            ---------------------------------------------------------------
                                      ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                          ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED       ---------------------------------------------------------------
POLICY   AT 4% INTEREST       0% GROSS         4% GROSS         8% GROSS        12% GROSS
 YEAR       PER YEAR        (-1.72% NET)     (2.28% NET)      (6.28% NET)      (10.28% NET)
------   --------------     ------------     -----------      -----------      ------------
 1          $ 20,800          $133,307        $133,307          $133,307        $  133,307
 2          $ 21,632          $133,307        $133,307          $133,307        $  133,307
 3          $ 22,497          $133,307        $133,307          $133,307        $  133,307
 4          $ 23,397          $133,307        $133,307          $133,307        $  133,307
 5          $ 24,333          $133,307        $133,307          $133,307        $  133,307
 6          $ 25,306          $133,307        $133,307          $133,307        $  133,307
 7          $ 26,319          $133,307        $133,307          $133,307        $  133,307
 8          $ 27,371          $133,307        $133,307          $133,307        $  133,307
 9          $ 28,466          $133,307        $133,307          $133,307        $  133,307
10          $ 29,605          $133,307        $133,307          $133,307        $  133,307
15          $ 36,019          $133,307        $133,307          $133,307        $  142,897
20          $ 43,822          $133,307        $133,307          $133,307        $  187,517
25          $ 53,317          $     0(2)      $133,307          $133,307        $  257,798
30          $ 64,868          $     0         $     0(2)        $133,307        $  366,895
35          $ 78,922          $     0         $     0           $133,307        $  538,805
40          $ 96,020          $     0         $     0           $133,307        $  808,533
45          $116,824          $     0         $     0           $164,351        $1,243,578


                                                CASH SURRENDER VALUE
                            ---------------------------------------------------------------
                                       ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                           ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED       ---------------------------------------------------------------
POLICY   AT 4% INTEREST       0% GROSS          4% GROSS        8% GROSS        12% GROSS
 YEAR       PER YEAR        (-1.72% NET)      (2.28% NET)     (6.28% NET)      (10.28% NET)
------   --------------     ------------      -----------     -----------      ------------
 1          $ 20,800          $17,306           $18,016        $ 18,777         $   19,556
 2          $ 21,632          $16,953           $18,384        $ 19,872         $   21,480
 3          $ 22,497          $16,579           $18,742        $ 21,083         $   23,610
 4          $ 23,397          $16,180           $19,087        $ 22,362         $   26,033
 5          $ 24,333          $15,753           $19,415        $ 23,708         $   28,711
 6          $ 25,306          $15,295           $19,721        $ 25,126         $   31,671
 7          $ 26,319          $15,259           $20,621        $ 27,440         $   36,025
 8          $ 27,371          $14,562           $20,668        $ 28,759         $   39,354
 9          $ 28,466          $13,836           $20,680        $ 30,132         $   43,007
10          $ 29,605          $13,079           $20,653        $ 31,562         $   47,020
15          $ 36,019          $  8,723          $19,800        $ 39,639         $   74,040
20          $ 43,822          $  2,839          $17,065        $ 49,414         $  117,198
25          $ 53,317          $      0(2)       $10,852        $ 61,057         $  185,466
30          $ 64,868          $      0          $     0(2)     $ 75,094         $  293,516
35          $ 78,922          $      0          $     0        $ 92,595         $  464,486
40          $ 96,020          $      0          $     0        $117,028         $  735,029
45          $116,824          $      0          $     0        $153,599         $1,162,222

------------------------
(1) Illustrated values assume 2% state and/or local premium taxes, no contract loan, and the deduction of maximum monthly cost of insurance charges. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0% and the deduction of maximum cost of insurance charges, the contract would go into default in policy year 22 unless an additional premium payment was made. Based on a gross return of 4% and the deduction of maximum cost of insurance charges, the contract would go into default in policy year 30 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                 USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                                  DEATH BENEFIT
                            ---------------------------------------------------------------
                                      ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                          ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED       ---------------------------------------------------------------
POLICY   AT 4% INTEREST       0% GROSS         4% GROSS         8% GROSS        12% GROSS
 YEAR       PER YEAR        (-1.72% NET)     (2.28% NET)      (6.28% NET)      (10.28% NET)
------   --------------     ------------     -----------      -----------      ------------
  1        $104,000           $357,468        $357,468          $357,468        $  357,468
  2        $108,160           $357,468        $357,468          $357,468        $  357,468
  3        $112,486           $357,468        $357,468          $357,468        $  357,468
  4        $116,986           $357,468        $357,468          $357,468        $  357,468
  5        $121,665           $357,468        $357,468          $357,468        $  357,468
  6        $126,532           $357,468        $357,468          $357,468        $  357,468
  7        $131,593           $357,468        $357,468          $357,468        $  357,468
  8        $136,857           $357,468        $357,468          $357,468        $  357,468
  9        $142,331           $357,468        $357,468          $357,468        $  357,468
 10        $148,024           $357,468        $357,468          $357,468        $  360,800
 15        $180,094           $357,468        $357,468          $357,468        $  511,626
 20        $219,112           $      0(2)     $357,468          $357,468        $  734,532
 25        $266,584           $      0        $357,468(2)       $434,039        $1,093,142

                                                CASH SURRENDER VALUE
                            ---------------------------------------------------------------
                                       ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                           ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED       ---------------------------------------------------------------
POLICY   AT 4% INTEREST       0% GROSS          4% GROSS        8% GROSS        12% GROSS
 YEAR       PER YEAR        (-1.72% NET)      (2.28% NET)     (6.28% NET)      (10.28% NET)
------   --------------     ------------      -----------     -----------      ------------
  1        $104,000           $88,900           $ 92,668       $ 96,644          $100,620
  2        $108,160           $87,802           $ 95,095       $102,678          $111,166
  3        $112,486           $86,708           $ 97,732       $109,652          $122,726
  4        $116,986           $85,618           $100,430       $117,087          $135,734
  5        $121,665           $84,531           $103,192       $125,011          $150,375
  6        $126,532           $83,449           $106,017       $133,457          $166,576
  7        $131,593           $84,920           $112,277       $146,864          $190,210
  8        $136,857           $82,960           $114,150       $155,153          $208,508
  9        $142,331           $78,562           $116,054       $163,910          $228,567
 10        $148,024           $73,329           $117,989       $173,162          $250,555
 15        $180,094           $40,982           $128,164       $227,865          $396,609
 20        $219,112           $     0(2)        $139,215       $299,849          $627,804
 25        $266,584           $     0           $151,219(2)    $394,581          $993,765

-----------------------
(1) Illustrated values assume no deduction for state and/or local premium taxes, no contract loan, and the deduction of the monthly cost of insurance charge in accordance with the standard explained in the prospectus. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0%, the contract would go into default in policy year 20 unless an additional premium payment was made. Based on a gross return of 4%, the contract would go into default in policy year 33 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                                  DEATH BENEFIT
                            ---------------------------------------------------------------
                                      ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                          ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED       ---------------------------------------------------------------
POLICY   AT 4% INTEREST       0% GROSS         4% GROSS         8% GROSS        12% GROSS
 YEAR       PER YEAR        (-1.72% NET)     (2.28% NET)      (6.28% NET)      (10.28% NET)
------   --------------     ------------     -----------      -----------      ------------
 1         $104,000           $357,468        $357,468          $357,468        $  357,468
 2         $108,160           $357,468        $357,468          $357,468        $  357,468
 3         $112,486           $357,468        $357,468          $357,468        $  357,468
 4         $116,986           $357,468        $357,468          $357,468        $  357,468
 5         $121,665           $357,468        $357,468          $357,468        $  357,468
 6         $126,532           $357,468        $357,468          $357,468        $  357,468
 7         $131,593           $357,468        $357,468          $357,468        $  357,468
 8         $136,857           $357,468        $357,468          $357,468        $  357,468
 9         $142,331           $357,468        $357,468          $357,468        $  357,468
10         $148,024           $357,468        $357,468          $357,468        $  357,468
15         $180,094           $357,468        $357,468          $357,468        $  475,293
20         $219,112           $      0(2)     $357,468          $357,468        $  682,125
25         $266,584           $      0        $      0(2)       $357,468        $1,014,643


                                                CASH SURRENDER VALUE
                            ---------------------------------------------------------------
                                       ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                           ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED       ---------------------------------------------------------------
POLICY   AT 4% INTEREST       0% GROSS          4% GROSS        8% GROSS        12% GROSS
 YEAR       PER YEAR        (-1.72% NET)      (2.28% NET)     (6.28% NET)      (10.28% NET)
------   --------------     ------------      -----------     -----------      ------------
 1         $104,000           $87,723          $ 91,371        $ 95,345          $ 99,318
 2         $108,160           $85,294          $ 92,581        $100,164          $108,438
 3         $112,486           $82,713          $ 93,727        $105,657          $118,539
 4         $116,986           $79,975          $ 94,771        $111,458          $130,189
 5         $121,665           $77,061          $ 95,692        $117,582          $143,133
 6         $126,532           $73,939          $ 96,458        $124,033          $157,517
 7         $131,593           $72,746          $100,024        $134,857          $178,873
 8         $136,857           $68,229          $ 99,307        $140,715          $195,187
 9         $142,331           $63,407          $ 98,264        $146,759          $213,201
10         $148,024           $58,225          $ 96,842        $152,985          $233,135
15         $180,094           $25,809          $ 82,758        $187,644          $368,444
20         $219,112           $     0(2)       $ 48,106        $229,442          $583,012
25         $266,584           $     0          $      0        $280,678          $922,403

------------------------
(1) Illustrated values assume no deduction for state and/or local premium taxes, no contract loan, and the deduction of maximum monthly cost of insurance charges. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0% and the deduction of maximum cost of insurance charges, the contract would go into default in policy year 18 unless an additional premium payment was made. Based on a gross return of 4% and the deduction of maximum cost of insurance charges, the contract would go into default in policy year 24 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             FINANCIAL STATEMENTS OF
                 PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1998



                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                                                                                      ZERO COUPON
                                                 MONEY      DIVERSIFIED                   FLEXIBLE     CONSERVATIVE      BOND
                                                MARKET         BOND          EQUITY        MANAGED       BALANCED        2000
                                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                              ----------    ----------     -----------   -----------   ------------   -----------
ASSETS
 Investment in The Prudential Series
  Fund, Inc. Portfolios, at net asset
  value [Note 3] ........................    $13,081,800   $ 8,440,315    $55,413,656    $72,702,369   $88,170,079    $ 2,526,541
                                             -----------   -----------    -----------    -----------   -----------    -----------
 Net Assets .............................    $13,081,800   $ 8,440,315    $55,413,656    $72,702,369   $88,170,079    $ 2,526,541
                                             ===========   ===========    ===========    ===========   ===========    ===========
NET ASSETS, representing:
 Equity of contract owners ..............    $13,081,800   $ 8,440,315    $55,413,656    $72,702,369   $88,170,079    $ 2,526,541
                                             -----------   -----------    -----------    -----------   -----------    -----------
                                             $13,081,800   $ 8,440,315    $55,413,656    $72,702,369   $88,170,079    $ 2,526,541
                                             ===========   ===========    ===========    ===========   ===========    ===========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                A1

                                                     SUBACCOUNTS (Continued)
 ---------------------------------------------------------------------------------------------------------------------------------
     HIGH                                                                              ZERO COUPON                      SMALL
     YIELD        STOCK         EQUITY        NATURAL                    GOVERNMENT        BOND        PRUDENTIAL   CAPITALIZATION
    BOND          INDEX         INCOME       RESOURCES      GLOBAL         INCOME          2005        JENNISON        STOCK
  PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

$ 6,145,789    $17,195,438   $16,779,538    $ 2,103,093   $ 4,296,124    $ 3,772,366    $ 1,390,555   $ 6,839,323    $ 4,350,328
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$ 6,145,789    $17,195,438   $16,779,538    $ 2,103,093   $ 4,296,124    $ 3,772,366    $ 1,390,555   $ 6,839,323    $ 4,350,328
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========

$ 6,145,789    $17,195,438   $16,779,538    $ 2,103,093   $ 4,296,124    $ 3,772,366    $ 1,390,555   $ 6,839,323    $ 4,350,328
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$ 6,145,789    $17,195,438   $16,779,538    $ 2,103,093   $ 4,296,124    $ 3,772,366    $ 1,390,555   $ 6,839,323    $ 4,350,328
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21
                                                                A2

                             FINANCIAL STATEMENTS OF
                 PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                  SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                               MONEY                                    DIVERSIFIED
                                                               MARKET                                      BOND
                                                             PORTFOLIO                                   PORTFOLIO
                                              ---------------------------------------     -----------------------------------------
                                                  1998         1997           1996           1998         1997             1996
                                              ----------   -----------    -----------     ----------    ----------     ------------
INVESTMENT INCOME
 Dividend Income ..........................  $   765,485   $   812,540    $   849,922     $  531,318    $  730,224     $  734,790
                                             -----------   -----------    -----------     ----------    ----------     ----------
EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration [Notes 5A and 5B] ........      181,268       190,711        202,024        109,480       126,244        142,663
 Reimbursement for excess expenses
  [Note 5C] ...............................       (2,166)       (3,465)        (6,908)        (2,147)       (2,547)        (5,597)
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET EXPENSES ..............................      179,102       187,246        195,116        107,333       123,697        137,066
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET INVESTMENT INCOME (LOSS) ..............      586,383       625,294        654,806        423,985       606,527        597,724
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Capital gains distributions received .....            0             0              0         32,315       116,326              0
 Realized gain (loss) on shares redeemed ..            0             0              0         45,770        92,708         46,177
 Net change in unrealized gain (loss) on
  investments .............................            0             0              0         (6,633)     (116,684)      (366,764)
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET GAIN (LOSS) ON INVESTMENTS ............            0             0              0         71,452        92,350       (320,587)
                                             -----------   -----------    -----------     ----------    ----------     ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ...............................  $   586,383   $   625,294    $   654,806     $  495,437    $  698,877     $  277,137
                                             ===========   ===========    ===========     ==========    ==========     ==========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21
                                                                A3



                                                      SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------------------
                                                             FLEXIBLE                                  CONSERVATIVE
                  EQUITY                                      MANAGED                                    BALANCED
                 PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
 ----------------------------------------    ----------------------------------------    ----------------------------------------
     1998          1997           1996          1998           1997           1996          1998           1997          1996
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

 $ 1,024,182    $ 1,252,483   $ 1,193,506    $ 2,358,856   $ 2,170,546    $ 2,143,818    $ 3,695,174   $ 4,020,882    $ 3,496,167
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



     703,699        685,445       614,748        909,393       907,245        882,801      1,093,841     1,096,279      1,080,118

     (49,226)       (42,912)      (54,196)      (166,085)     (165,166)      (178,092)      (151,572)     (144,445)      (173,327)
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
     654,473        642,533       560,552        743,308       742,079        704,709        942,269       951,834        906,791
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
     369,709        609,950       632,954      1,615,548     1,428,467      1,439,109      2,752,905     3,069,048      2,589,376
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



   6,071,668      3,061,685     4,590,879      7,397,085    10,983,219      6,748,281      5,205,075     9,442,317      5,364,643
   2,177,325      3,103,596     1,516,095        962,703     2,316,946      1,582,636        894,531     1,726,707      1,560,460


  (4,180,231)     4,613,512     1,084,389     (3,534,674)   (3,350,945)    (1,468,777)       (45,061)   (4,126,123)       (59,931)
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
   4,068,762     10,778,793     7,191,363      4,825,114     9,949,220      6,862,140      6,054,545     7,042,901      6,865,172
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


 $ 4,438,471    $11,388,743   $ 7,824,317    $ 6,440,662   $11,377,687    $ 8,301,249    $ 8,807,450   $10,111,949    $ 9,454,548
 ===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21
                                                                A4

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996


                                                                                   SUBACCOUNTS
                                                -----------------------------------------------------------------------------------

                                                       ZERO COUPON BOND 2000                         HIGH YIELD BOND
                                                             PORTFOLIO                                  PORTFOLIO
                                                --------------------------------------   ------------------------------------------
                                                  1998         1997          1996           1998          1997           1996
                                                ---------   ----------     ----------    ----------    ---------     -------------
INVESTMENT INCOME
 Dividend income ...........................  $  126,278    $  153,810     $  143,328   $    614,576  $    620,079   $    608,481
                                              ----------    ----------     ----------   ------------  ------------   ------------
EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration [Notes 5A and 5B] .........      32,152        36,334         43,571         80,740        81,445         79,734
 Reimbursement for excess expenses
  [Note 5C] ................................      (5,684)       (7,849)        (3,977)             0             0              0
                                              ----------    ----------     ----------   ------------  ------------   ------------
NET EXPENSES ...............................      26,468        28,485         39,594         80,740        81,445         79,734
                                              ----------    ----------     ----------   ------------  ------------   ------------
NET INVESTMENT INCOME (LOSS) ...............      99,810       125,325        103,734        533,836       538,634        528,747
                                              ----------    ----------     ----------   ------------  ------------   ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received .....      33,785       122,909              0              0             0              0
  Realized gain (loss) on shares redeemed ..      20,011        31,433         61,546        (18,283)         (634)        (8,889)
  Net change in unrealized gain (loss)
   on investments ..........................       8,455      (101,802)      (156,572)      (733,132)      221,974         89,453
                                              ----------    ----------     ----------   ------------  ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS .............      62,251        52,540        (95,026)      (751,415)      221,340         80,564
                                              ----------    ----------     ----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS ................................  $  162,061  $    177,865      $   8,708   $   (217,579)  $   759,974     $  609,311
                                              ==========  ============      =========   ============   ===========     ==========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21
                                                                A5




                                                      SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                STOCK INDEX                                EQUITY INCOME                              NATURAL RESOURCES
                 PORTFOLIO                                   PORTFOLIO                                    PORTFOLIO
-----------------------------------------   -----------------------------------------   -----------------------------------------
     1998           1997          1996          1998          1997           1996           1998          1997            1996
------------   ------------   -----------   ------------  ------------    -----------   ------------  ------------   ------------

$    180,944   $    167,019  $    140,579   $    489,322  $    421,273    $   437,689   $     24,100  $     22,099   $     27,824
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------   ------------



     181,109        136,243        94,079        235,069       200,384        159,086         36,097        54,219         49,128

           0              0             0              0             0              0              0             0              0
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------   ------------
     181,109        136,243        94,079        235,069       200,384        159,086         36,097        54,219         49,128
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------   ------------
        (165)        30,776        46,500        254,253       220,889        278,603        (11,997)      (32,120)       (21,304)
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------   ------------


     258,678        354,981        97,668      1,059,876     1,682,299        428,472        169,689       456,104        531,704
     864,659        565,902       322,008        705,153       499,434        258,878       (318,262)       75,644        207,066

   2,371,413      1,893,795       980,432     (2,718,706)    2,374,752      1,389,905       (408,664)   (1,044,069)       223,037
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------   ------------
   3,494,750      2,814,678     1,400,108       (953,677)    4,556,485      2,077,255       (557,237)     (512,321)       961,807
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------   ------------


$  3,494,585   $  2,845,454  $  1,446,608   $   (699,424) $  4,777,374    $ 2,355,858  $    (569,234) $   (544,441)  $    940,503
============   ============  ============   ============  ============    ===========  =============  ============   ============


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21
                                                                A6


                             FINANCIAL STATEMENTS OF
             PRUCO LIFE SINGLE PREMIUM VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                  SUBACCOUNTS
                                            ------------------------------------------------------------------------------------
                                                              GLOBAL                                GOVERNMENT INCOME
                                                             PORTFOLIO                                  PORTFOLIO
                                            ---------------------------------------       --------------------------------------
                                              1998          1997             1996           1998          1997           1996
                                            ---------    ----------        --------       --------      --------       ---------
INVESTMENT INCOME
 Dividend income .........................  $ 55,840     $  57,845         $ 86,459       $206,665      $206,624       $ 212,588
                                            --------     ---------         --------       --------      --------       ---------
EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration [Note 5A and 5B] ........    52,526        59,939           41,077         44,271        39,739          41,693
 Reimbursement for excess expenses
  [Note 5C] ..............................         0             0                0              0             0               0
                                            --------     ---------         --------       --------      --------       ---------
NET EXPENSES .............................    52,526        59,939           41,077         44,271        39,739          41,693
                                            --------     ---------         --------       --------      --------       ---------
NET INVESTMENT INCOME (LOSS) .............     3,314        (2,094)          45,382        162,394       166,885         170,895
                                            --------     ---------         --------       --------      --------       ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received ...   179,296       220,780           67,416              0             0               0
  Realized gain on shares redeemed .......   292,867       217,305           44,616         27,863        10,360          19,693
  Net change in unrealized gain (loss) on
   investments ...........................   490,506      (195,352)         399,470         75,637        79,214        (151,572)
                                            --------     ---------         --------       --------      --------       ---------
NET GAIN (LOSS) ON INVESTMENTS ...........   962,669       242,733          511,502        103,500        89,574        (131,879)
                                            --------     ---------         --------       --------      --------       ---------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ..............................  $965,983     $ 240,639         $556,884       $265,894      $256,459       $  39,016
                                            ========     =========         ========       ========      ========       =========






                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                            A7


                                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
         ZERO COUPON BOND 2005                        PRUDENTIAL JENNISON                    SMALL CAPITALIZATION STOCK
               PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
---------------------------------------    --------------------------------------      --------------------------------------
  1998           1997          1996           1998            1997         1996           1998          1997           1996
---------      ---------      ---------    ----------       --------    ---------      ---------      --------        -------

 $ 67,610       $ 82,336      $  95,552    $   10,066       $  5,707    $  2,691       $  20,302      $ 13,030        $ 5,233
 --------       --------      ---------    ----------       --------    --------       ---------      --------        -------



   16,747         17,408         21,882        58,214         30,596      13,404          40,152        23,358          7,208

   (2,960)        (4,673)        (2,205)            0              0           0               0             0              0
 --------       --------      ---------    ----------       --------    --------       ---------      --------        -------
   13,787         12,735         19,677        58,214         30,596      13,404          40,152        23,358          7,208
 --------       --------      ---------    ----------       --------    --------       ---------      --------        -------
   53,823         69,601         75,875       (48,148)       (24,889)    (10,713)        (19,850)      (10,328)        (1,975)
 --------       --------      ---------    ----------       --------    --------       ---------      --------        -------


    1,572         29,827         20,412        98,997        190,081           0         257,177       199,000         16,901
   13,858         32,242          4,000       199,887         79,675       9,875           7,316        68,599          8,724

   74,315         18,525       (134,741)    1,286,712        328,629     151,305        (227,600)       97,148         67,298
 --------       --------      ---------    ----------       --------    --------       ---------      --------        -------
   89,745         80,594       (110,329)    1,585,596        598,385     161,180          36,893       364,747         92,923
 --------       --------      ---------    ----------       --------    --------       ---------      --------        -------


 $143,568       $150,195      $ (34,454)   $1,537,448       $573,496    $150,467       $  17,043      $345,419        $90,948
 ========       ========      =========    ==========       ========    ========       =========      ========        =======






                                  SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21


                                                            A8

                             FINANCIAL STATEMENTS OF
                 PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                  SUBACCOUNTS
                                             ---------------------------------------------------------------------------------------
                                                               MONEY                                    DIVERSIFIED
                                                              MARKET                                       BOND
                                                             PORTFOLIO                                   PORTFOLIO
                                             ----------------------------------------    -------------------------------------------
                                                 1998          1997           1996           1998          1997           1996
                                             -----------   -----------    -----------    -----------   -----------    --------------
OPERATIONS:

 Net investment income (loss) .............. $   586,383   $   625,294    $   654,806    $   423,985   $   606,527    $   597,724
 Capital gains distributions received ......           0             0              0         32,315       116,326              0
 Realized gain (loss) on shares redeemed ...           0             0              0         45,770        92,708         46,177
 Net change in unrealized gain (loss) on
  investments ..............................           0             0              0         (6,633)     (116,684)      (366,764)
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ................................     586,383       625,294        654,806        495,437       698,877        277,137
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 PREMIUM PAYMENTS AND OTHER
 OPERATING TRANSFERS [Note 7] ..............  (1,706,948)   (1,729,693)    (5,721,859)      (810,206)   (2,743,619)    (2,217,069)
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RETAINED IN THE
 ACCOUNT [Note 8] ..........................    (137,157)      106,939       (915,025)      (154,788)      103,316         43,136
                                             -----------   -----------    -----------    -----------   -----------    -----------


TOTAL INCREASE (DECREASE) IN
 NET ASSETS ................................  (1,257,722)     (997,460)    (5,982,078)      (469,557)   (1,941,426)    (1,896,796)


NET ASSETS:
 Beginning of year .........................  14,339,522    15,336,982     21,319,060      8,909,872    10,851,298     12,748,094
                                             -----------   -----------    -----------    -----------   -----------    -----------
 End of year ............................... $13,081,800   $14,339,522    $15,336,982    $ 8,440,315   $ 8,909,872    $10,851,298
                                             ===========   ===========    ===========    ===========   ===========    ===========


















                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                              A9



                                                         SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                             FLEXIBLE                                  CONSERVATIVE
                  EQUITY                                      MANAGED                                    BALANCED
                 PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
------------------------------------------   ----------------------------------------    ----------------------------------------
      1998          1997          1996           1998           1997           1996          1998           1997          1996
-------------   -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
                                                                                                                         S


 $   369,709    $   609,950   $   632,954    $ 1,615,548   $ 1,428,467    $ 1,439,109    $ 2,752,905   $ 3,069,048    $ 2,589,376
   6,071,668      3,061,685     4,590,879      7,397,085    10,983,219      6,748,281      5,205,075     9,442,317      5,364,643
   2,177,325      3,103,596     1,516,095        962,703     2,316,946      1,582,636        894,531     1,726,707      1,560,460

  (4,180,231)     4,613,512     1,084,389     (3,534,674)   (3,350,945)    (1,468,777)       (45,061)   (4,126,123)       (59,931)
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------




   4,438,471     11,388,743     7,824,317      6,440,662    11,377,687      8,301,249      8,807,450    10,111,949      9,454,548
 -----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------





 (4,245,718)    (7,797,946)   (4,080,845)    (6,579,039)   (9,503,739)    (7,933,681)    (7,722,127)  (10,144,349)    (9,872,985)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------




    (30,743)       (95,520)       83,397        (36,959)     (476,182)       215,390       (211,759)      (26,817)       (92,223)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



    162,010      3,495,277     3,826,869       (175,336)    1,397,766        582,958        873,564       (59,217)      (510,660)



 55,251,646     51,756,369    47,929,500     72,877,705    71,479,939     70,896,981     87,296,515    87,355,732     87,866,392
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$55,413,656    $55,251,646   $51,756,369    $72,702,369   $72,877,705    $71,479,939    $88,170,079   $87,296,515    $87,355,732
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


















                                       SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                A10





                             FINANCIAL STATEMENTS OF
                 PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                            ZERO COUPON                                    HIGH
                                                             BOND 2000                                  YIELD BOND
                                                             PORTFOLIO                                   PORTFOLIO
                                             ----------------------------------------    ----------------------------------------
                                                 1998          1997           1996          1998           1997          1996
                                             ------------  -----------    -----------    -----------   -----------    -----------
OPERATIONS:

 Net investment income (loss) .............  $    99,810   $   125,325    $   103,734    $   533,836   $   538,634    $   528,747
 Capital gains distributions received .....       33,785       122,909              0              0             0              0
 Realized gain (loss) on shares redeemed ..       20,011        31,433         61,546        (18,283)         (634)        (8,889)
 Net change in unrealized gain (loss) on
  investments .............................        8,455      (101,802)      (156,572)      (733,132)      221,974         89,453
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ...............................      162,061       177,865          8,708       (217,579)      759,974        609,311
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 PREMIUM PAYMENTS AND OTHER
 OPERATING TRANSFERS [Note 7] .............     (325,127)     (502,896)      (883,895)      (271,458)     (363,077)      (652,164)
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RETAINED IN THE
 ACCOUNT [Note 8] .........................       (1,670)     (103,168)        85,488          1,358         7,704        (26,102)
                                             -----------   -----------    -----------    -----------   -----------    -----------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS ...............................     (164,736)     (428,199)      (789,699)      (487,679)      404,601        (68,955)
                                             -----------   -----------    -----------    -----------   -----------    -----------



NET ASSETS:
 Beginning of year ........................    2,691,277     3,119,476      3,909,175      6,633,468     6,228,867      6,297,822
                                             -----------   -----------    -----------    -----------   -----------    -----------
 End of year ..............................  $ 2,526,541   $ 2,691,277    $ 3,119,476    $ 6,145,789   $ 6,633,468    $ 6,228,867
                                             ===========   ===========    ===========    ===========   ===========    ===========




















                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21


                                                                A11


                                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NATURAL
               STOCK INDEX                                EQUITY INCOME                                 RESOURCES
                PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
----------------------------------------     ----------------------------------------   -----------------------------------------
    1998          1997           1996          1998           1997           1996          1998           1997          1996
-----------    -----------   -----------     ----------   -----------    -----------  ------------    -----------    -----------


       (165)   $    30,776   $    46,500    $   254,253   $   220,889    $   278,603    $   (11,997)  $   (32,120)   $   (21,304)
    258,678        354,981        97,668      1,059,876     1,682,299        428,472        169,689       456,104        531,704
    864,659        565,902       322,008        705,153       499,434        258,878       (318,262)       75,644        207,066

  2,371,413      1,893,795       980,432     (2,718,706)    2,374,752      1,389,905       (408,664)   (1,044,069)       223,037
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------




  3,494,585      2,845,454     1,446,608       (699,424)    4,777,374      2,355,858       (569,234)     (544,441)       940,503
-----------    -----------   -----------    -----------   -----------    -----------    ------------  -----------    -----------





    986,955      1,333,982       694,843     (1,194,994)      194,694     (1,077,303)      (845,964)     (329,203)       405,943
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------




    (53,472)       (16,739)       (5,765)       (13,031)      (14,032)       (36,611)         5,119         3,421       (372,815)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


  4,428,068      4,162,697     2,135,686     (1,907,449)    4,958,036      1,241,944     (1,410,079)     (870,223)       973,631
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------




 12,767,370      8,604,673     6,468,987     18,686,987    13,728,951     12,487,007      3,513,172     4,383,395      3,409,764
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$17,195,438    $12,767,370   $ 8,604,673    $16,779,538   $18,686,987    $13,728,951    $ 2,103,093   $ 3,513,172    $ 4,383,395
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========




















                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21



                                                                A12


                             FINANCIAL STATEMENTS OF
                 PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                    SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                                                                        GOVERNMENT
                                                              GLOBAL                                      INCOME
                                                             PORTFOLIO                                   PORTFOLIO
                                             ----------------------------------------    ----------------------------------------
                                                 1998          1997           1996          1998           1997            1996
                                             -----------   -----------    -----------    -----------   -----------    -----------
OPERATIONS:
 Net investment income (loss) .............  $     3,314   $    (2,094)   $    45,382    $   162,394   $   166,885    $   170,895
 Capital gains distributions received .....      179,296       220,780         67,416              0             0              0
 Realized gain (loss) on shares redeemed ..      292,867       217,305         44,616         27,863        10,360         19,693
 Net change in unrealized gain (loss) on
  investments .............................      490,506      (195,352)       399,470         75,637        79,214       (151,572)
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ...............................      965,983       240,639        556,884        265,894       256,459         39,016
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 PREMIUM PAYMENTS AND OTHER
 OPERATING TRANSFERS [Note 7] .............   (1,220,082)     (172,011)     1,711,765        193,233      (261,680)       (20,151)
                                             -----------   -----------    -----------    -----------   -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RETAINED IN THE
 ACCOUNT [Note 8] .........................      (60,770)       (1,051)        (8,688)        (4,569)       (3,582)      (301,155)
                                             -----------   -----------    -----------    -----------   -----------    -----------


TOTAL INCREASE (DECREASE) IN
 NET ASSETS ...............................     (314,869)       67,577      2,259,961        454,558        (8,803)      (282,290)


NET ASSETS:
Beginning of year .........................    4,610,993     4,543,416      2,283,455      3,317,808     3,326,611      3,608,901
                                             -----------   -----------    -----------    -----------   -----------    -----------
End of year ...............................  $ 4,296,124   $ 4,610,993    $ 4,543,416    $ 3,772,366   $ 3,317,808    $ 3,326,611
                                             ===========   ===========    ===========    ===========   ===========    ===========















                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21


                                                               A13




                                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
               ZERO COUPON                                 PRUDENTIAL                             SMALL CAPITALIZATION
                BOND 2005                                   JENNISON                                      STOCK
                PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
----------------------------------------     ---------------------------------------    -----------------------------------------
    1998          1997           1996           1998           1997           1996          1998           1997          1996
-----------    -----------   -----------     ----------   -----------    -----------    -----------   -------------  ------------
$    53,823    $    69,601   $    75,875    $   (48,148)  $   (24,889)   $   (10,713)   $   (19,850)  $   (10,328)   $    (1,975)
      1,572         29,827        20,412         98,997       190,081              0        257,177       199,000         16,901
     13,858         32,242         4,000        199,887        79,675          9,875          7,315        68,599          8,724

     74,315         18,525      (134,741)     1,286,712       328,629        151,305       (227,599)       97,148         67,298
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------




    143,568        150,195       (34,454)     1,537,448       573,496        150,467         17,043       354,419         90,948
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------





      1,736       (419,095)       95,080      1,935,923     1,286,255        893,360      1,367,260     1,315,574        708,061
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------




        460       (378,102)      351,597         (3,857)       18,394        (35,955)       (47,114)       26,783         22,215
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



    145,764       (647,002)      412,223      3,469,514     1,878,145      1,007,872      1,337,189     1,696,776        821,224



  1,244,791      1,891,793     1,479,570      3,369,809     1,491,664        483,792      3,013,139     1,316,363        495,139
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$ 1,390,555    $ 1,244,791   $ 1,891,793    $ 6,839,323   $ 3,369,809    $ 1,491,664    $ 4,350,328   $ 3,013,139    $ 1,316,363
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========















                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21


                                                            A14




                        NOTES TO FINANCIAL STATEMENTS OF
                 PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                                DECEMBER 31, 1998

NOTE 1:   GENERAL

          Pruco Life Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruco Life Discovery Life Plus product are invested in the Account as directed by the contract owners.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                      A15

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                                      PORTFOLIOS
                                                        -----------------------------------------------------------------------
                                                            MONEY      DIVERSIFIED                    FLEXIBLE    CONSERVATIVE
                                                           MARKET         BOND          EQUITY         MANAGED      BALANCED
                                                        -----------    -----------   -----------    -----------   -------------
          Number of shares: ..........................    1,308,180        763,058     1,869,758      4,390,038     5,846,605
          Net asset value per share (rounded): .......  $     10.00    $     11.06   $     29.64    $     16.56   $     15.08
          Cost: ......................................  $13,081,800    $ 8,297,537   $41,668,997    $69,915,782   $82,569,908


                                                                                PORTFOLIOS (CONTINUED)
                                                        -----------------------------------------------------------------------
                                                         ZERO COUPON   HIGH YIELD        STOCK         EQUITY        NATURAL
                                                          BOND 2000       BOND           INDEX         INCOME       RESOURCES
                                                        ------------   -----------   -----------    -----------   -------------
          Number of shares: ..........................      198,367        852,646       455,629        837,615       175,500
          Net asset value per share (rounded): .......  $     12.74    $      7.21   $     37.74    $     20.03   $     11.98
          Cost: ......................................  $ 2,420,336    $ 6,825,616   $10,392,695    $14,553,881   $ 3,055,925


                                                                                PORTFOLIOS (CONTINUED)
                                                        -----------------------------------------------------------------------
                                                                                                                      SMALL
                                                                       GOVERNMENT     ZERO COUPON    PRUDENTIAL  CAPITALIZATION
                                                           GLOBAL        INCOME        BOND 2005      JENNISON        STOCK
                                                        -----------    -----------   ------------   -----------   -------------
          Number of shares: ..........................      203,060        317,790       103,459        286,082       295,727
          Net asset value per share (rounded): .......  $     21.16    $     11.87   $     13.44    $     23.91   $     14.71
          Cost: ......................................  $ 3,549,144    $ 3,617,835   $ 1,282,251    $ 5,057,832   $ 4,405,926

NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:

                                                                                  SUBACCOUNTS
                                                   ----------------------------------------------------------------------------
                                                     MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                    MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   -----------    -----------     -----------     -----------     -----------
          Contract Owner Units Outstanding ......    7,218,740      3,270,705       9,923,063      18,705,520      26,970,833
          Unit Value ............................  $   1.81220    $   2.58058     $   5.58433     $   3.88668     $   3.26909
                                                   -----------    -----------     -----------     -----------     -----------
          TOTAL CONTRACT OWNER EQUITY ...........  $13,081,800    $ 8,440,315     $55,413,656     $72,702,369     $88,170,079
                                                   ===========    ===========     ===========     ===========     ===========

                                                                            SUBACCOUNTS (CONTINUED)
                                                  -----------------------------------------------------------------------------
                                                  ZERO COUPON     HIGH YIELD         STOCK          EQUITY          NATURAL
                                                   BOND 2000         BOND            INDEX          INCOME         RESOURCES
                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------   -----------     -----------      ----------      ----------
          Contract Owner Units Outstanding ......     881,154       2,777,243       3,571,942       4,276,196       1,040,800
          Unit Value ............................ $   2.86731     $   2.21291     $   4.81403     $   3.92394     $   2.02065
                                                  -----------     -----------     -----------     -----------     -----------
          TOTAL CONTRACT OWNER EQUITY ........... $ 2,526,541     $ 6,145,789     $17,195,438     $16,779,538     $ 2,103,093
                                                  ===========     ===========     ===========     ===========     ===========

                                                                            SUBACCOUNTS (CONTINUED)
                                                  -----------------------------------------------------------------------------
                                                                                                                     SMALL
                                                                  GOVERNMENT      ZERO COUPON     PRUDENTIAL    CAPITALIZATION
                                                    GLOBAL          INCOME         BOND 2005       JENNISON          STOCK
                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -----------     -----------     -----------     -----------     ------------
          Contract Owner Units Outstanding ......   2,521,022       1,869,646         558,487       2,753,716       2,552,395
          Unit Value ............................ $   1.70412     $   2.01769     $   2.48986     $   2.48367     $   1.70441
                                                  -----------     -----------     -----------     -----------     -----------
          TOTAL CONTRACT OWNER EQUITY ........... $ 4,296,124     $ 3,772,366     $ 1,390,555     $ 6,839,323     $ 4,350,328
                                                  ===========     ===========     ===========     ===========     ===========


                                                                    A16

NOTE 5:   CHARGES AND EXPENSES

          A. Mortality Risk and Expense Risk Charges

             The mortality risk and expense risk charges, at an effective annual rate of 0.90% are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the related charges by Pruco Life.

          B. Administration Charges

             The administration charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of contract owners held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

          C. Expense Reimbursement

             The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced and Zero Coupon Bond 2000 Portfolios of the Series Fund. In addition, the Account is reimbursed by Pruco Life, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the Zero Coupon Bond 2005 Portfolio.

          D. Deferred Sales Charge

             A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the sixth year of the contract. No sales charge will be imposed on death benefits.

          E. Cost of Insurance Charges

             Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
             (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

NOTE 6: TAXES

             Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A17

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

          The following amounts represent components of contract owner activity for the years ended December 31, 1998 and 1997:

                                                                                             SUBACCOUNTS
                                                                      --------------------------------------------------------
                                                                                  MONEY                     DIVERSIFIED
                                                                                 MARKET                        BOND
                                                                                PORTFOLIO                    PORTFOLIO
                                                                      -------------------------     --------------------------
                                                                          1998          1997           1998         1997
                                                                      -----------   -----------     ----------- --------------
          Contract Owner Net Payments ..............................  $   357,060   $     2,455     $  (15,424)  $    28,055
          Policy Loans .............................................     (510,262)     (504,190)      (246,911)     (342,659)
          Policy Loan Repayments and Interest ......................      453,037       832,657        397,247       656,320
          Surrenders, Withdrawals and Death Benefits ...............   (2,569,176)   (3,173,140)    (1,156,635)   (2,236,152)
          Net Transfers From (To) Other Subaccounts or
           Fixed Rate Options ......................................      667,550     1,219,681        272,626      (778,186)
          Administrative and Other Charges .........................     (105,157)     (107,156)       (61,109)      (70,997)
                                                                      -----------   -----------     ----------   -----------
           Net Increase (Decrease) in Net Assets Resulting
            From Premium Payments and Other Operating Transfers ....  $(1,706,948)  $(1,729,693)    $ (810,206)  $(2,743,619)
                                                                      ===========   ===========     ==========   ===========

                                                                                       SUBACCOUNTS (CONTINUED)
                                                                      --------------------------------------------------------
                                                                                                             FLEXIBLE
                                                                                 EQUITY                       MANAGED
                                                                                PORTFOLIO                    PORTFOLIO
                                                                      -------------------------    ---------------------------
                                                                          1998         1997           1998           1997
                                                                      -----------  ------------    -----------   -------------
          Contract Owner Net Payments ..............................  $   271,858   $   202,208    $    67,707   $   288,737
          Policy Loans .............................................   (1,507,262)   (1,731,662)    (2,021,771)   (2,609,808)
          Policy Loan Repayments and Interest ......................    1,102,094     2,080,991      2,440,602     2,179,726
          Surrenders, Withdrawals and Death Benefits ...............   (2,700,048)   (6,467,482)    (6,108,904)   (6,737,097)
          Net Transfers From (To) Other Subaccounts or
           Fixed Rate Options ......................................   (1,027,848)   (1,503,850)      (452,448)   (2,119,657)
          Administrative and Other Charges .........................     (384,512)     (378,151)      (504,225)     (505,640)
                                                                      -----------   -----------    -----------   -----------
           Net Increase (Decrease) in Net Assets Resulting
            From Premium Payments and Other Operating Transfers ....  $(4,245,718)  $(7,797,946)   $(6,579,039)  $(9,503,739)
                                                                      ===========   ===========    ===========   ===========

                                                                                      SUBACCOUNTS (CONTINUED)
                                                                      ---------------------------------------------------------
                                                                                                               ZERO
                                                                             CONSERVATIVE                   COUPON BOND
                                                                               BALANCED                        2000
                                                                               PORTFOLIO                     PORTFOLIO
                                                                      -------------------------     ---------------------------
                                                                         1998           1997            1998          1997
                                                                      -----------  ------------     ----------     ------------
          Contract Owner Net Payments ..............................  $    75,425  $    219,959      $      70     $       0
          Policy Loans .............................................   (2,037,303)   (2,403,648)       (54,838)      (32,633)
          Policy Loan Repayments and Interest ......................    2,607,154     2,631,712         25,690        37,545
          Surrenders, Withdrawals and Death Benefits ...............   (6,533,648)   (8,978,479)      (279,446)     (192,247)
          Net Transfers From (To) Other Subaccounts or
           Fixed Rate Options ......................................   (1,234,671)   (1,016,900)         1,081      (295,618)
          Administrative and Other Charges .........................     (599,084)     (596,993)       (17,684)      (19,943)
                                                                      -----------  ------------      ---------     ---------
           Net Increase (Decrease) in Net Assets Resulting
            From Premium Payments and Other Operating Transfers ....  $(7,722,127) $(10,144,349)     $(325,127)    $(502,896)
                                                                      ===========  ============      =========     =========


                                                                                       SUBACCOUNTS (CONTINUED)
                                                                      ---------------------------------------------------------
                                                                             HIGH YIELD BOND                STOCK INDEX
                                                                                PORTFOLIO                    PORTFOLIO
                                                                      --------------------------    ---------------------------
                                                                          1998         1997             1998           1997
                                                                      -----------  -------------    -----------   -------------
          Contract Owner Net Payments ..............................   $  210,930  $     87,727     $  206,175    $  150,392
          Policy Loans .............................................     (231,180)     (390,814)      (538,580)     (493,833)
          Policy Loan Repayments and Interest ......................      182,691       330,877        267,666       225,133
          Surrenders, Withdrawals and Death Benefits ...............     (272,377)     (571,349)      (875,404)     (815,101)
          Net Transfers From (To) Other Subaccounts or
           Fixed Rate Options ......................................     (107,059)      233,793      2,027,486     2,343,353
          Administrative and Other Charges .........................      (54,463)      (53,311)      (100,388)      (75,962)
                                                                       ----------   -----------     ----------    ----------
           Net Increase (Decrease) in Net Assets Resulting
            From Premium Payments and Other Operating Transfers ....   $ (271,458)  $  (363,077)    $  986,955    $1,333,982
                                                                       ==========   ===========     ==========    ==========


                                                              A18

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                     SUBACCOUNTS (CONTINUED)
                                                                    -----------------------------------------------------------
                                                                            EQUITY INCOME              NATURAL RESOURCES
                                                                              PORTFOLIO                    PORTFOLIO
                                                                    --------------------------     ----------------------------
                                                                        1998           1997           1998          1997
                                                                    -----------      ---------     ---------      --------
        Contract Owner Net Payments ..............................  $       951    $  101,609      $  (3,119)    $  30,997
        Policy Loans .............................................     (581,170)     (539,621)       (68,853)     (132,941)
        Policy Loan Repayments and Interest ......................      352,296       273,356        103,273        78,125
        Surrenders, Withdrawals and Death Benefits ...............     (720,743)     (956,562)      (268,172)     (284,770)
        Net Transfers From (To) Other Subaccounts or
         Fixed Rate Options ......................................     (113,110)    1,428,935       (589,122)       10,453
        Administrative and Other Charges .........................     (133,218)     (113,023)       (19,971)      (31,067)
                                                                    -----------    ----------      ---------     ---------
         Net Increase (Decrease) in Net Assets Resulting
          From Premium Payments and Other Operating Transfers ....  $(1,194,994)   $  194,694      $(845,964)    $(329,203)
                                                                    ===========    ==========      =========     =========


                                                                                     SUBACCOUNTS (CONTINUED)
                                                                    -----------------------------------------------------------
                                                                                                          GOVERNMENT
                                                                               GLOBAL                       INCOME
                                                                              PORTFOLIO                    PORTFOLIO
                                                                    --------------------------     ----------------------------
                                                                        1998           1997           1998           1997
                                                                    -----------     ----------     ---------      -------------
        Contract Owner Net Payments ..............................  $    (6,219)    $  12,437      $    (282)    $   1,959
        Policy Loans .............................................     (103,658)     (244,308)      (143,783)     (267,116)
        Policy Loan Repayments and Interest ......................       79,871       235,021        187,537       121,127
        Surrenders, Withdrawals and Death Benefits ...............     (235,225)     (460,434)      (268,690)     (100,728)
        Net Transfers From (To) Other Subaccounts or
         Fixed Rate Options ......................................     (925,202)      319,629        444,167         6,179
        Administrative and Other Charges .........................      (29,649)      (34,356)       (25,716)      (23,101)
                                                                    -----------     ---------      ---------     ---------
         Net Increase (Decrease) in Net Assets Resulting
          From Premium Payments and Other Operating Transfers ....  $(1,220,082)    $(172,011)     $ 193,233     $(261,680)
                                                                    ===========     =========      =========     =========


                                                                                     SUBACCOUNTS (CONTINUED)
                                                                    ------------------------------------------------------------
                                                                                ZERO
                                                                             COUPON BOND                  PRUDENTIAL
                                                                                2005                       JENNISON
                                                                              PORTFOLIO                    PORTFOLIO
                                                                    -------------------------     ------------------------------
                                                                        1998           1997           1998           1997
                                                                    ------------    ---------     ----------    ----------------
        Contract Owner Net Payments ...............................   $20,226     $       0       $  276,061      $   48,980
        Policy Loans ..............................................   (19,041)      (20,480)        (111,328)       (122,317)
        Policy Loan Repayments and Interest .......................    15,402        16,234           51,582          18,884
        Surrenders, Withdrawals and Death Benefits ................   (31,559)      (37,869)         (62,418)       (129,973)
        Net Transfers From (To) Other Subaccounts or
         Fixed Rate Options .......................................    26,097      (367,259)       1,814,286       1,487,125
        Administrative and Other Charges ..........................    (9,389)       (9,721)         (32,260)        (16,444)
                                                                      -------     ---------       ----------      ----------
         Net Increase (Decrease) in Net Assets Resulting
          From Premium Payments and Other Operating Transfers .....   $ 1,736     $(419,095)      $1,935,923      $1,286,255
                                                                      =======     =========       ==========      ==========


                                                                        SUBACCOUNTS (CONTINUED)
                                                                     --------------------------
                                                                                SMALL
                                                                           CAPITALIZATION
                                                                                STOCK
                                                                              PORTFOLIO
                                                                     --------------------------
                                                                        1998           1997
                                                                     ----------     -----------
        Contract Owner Net Payments ...............................  $   66,678    $   47,025
        Policy Loans ..............................................     (36,942)      (30,825)
        Policy Loan Repayments and Interest .......................      21,502        11,340
        Surrenders, Withdrawals and Death Benefits ................     (74,173)      (87,528)
        Net Transfers From (To) Other Subaccounts or
         Fixed Rate Options .......................................   1,411,270     1,387,801
        Administrative and Other Charges ..........................     (21,075)      (12,239)
                                                                     ----------    ----------
         Net Increase (Decrease) in Net Assets Resulting
          From Premium Payments and Other Operating Transfers .....  $1,367,260    $1,315,574
                                                                     ==========    ==========


                                      A19

NOTE 8:   NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998 Pruco Life no longer maintains a position in the account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 9:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998 and 1997 were as follows:

                                                                           SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                                      MONEY MARKET                             DIVERSIFIED BOND
                                                        PORTFOLIO                                  PORTFOLIO
                                         ---------------------------------------   ------------------------------------------
                                           1998           1997         1996          1998            1997            1996
                                         ---------     ----------  ----------      ---------      ----------       ----------
          Contract Owner Contributions:  4,898,552     5,466,810    7,216,650       499,444         651,969        1,291,975
          Contract Owner Redemptions:   (5,840,803)   (6,468,089) (10,746,898)     (820,111)     (1,808,895)      (2,326,211)

                                                                    SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------------------
                                                         EQUITY                                FLEXIBLE MANAGED
                                                        PORTFOLIO                                  PORTFOLIO
                                         ---------------------------------------  -------------------------------------------
                                           1998           1997         1996          1998            1997            1996
                                         ---------    ----------   ----------    ----------      ----------       -----------
          Contract Owner Contributions:    615,879     1,048,054    1,690,948     1,084,619       1,082,825        1,350,356
          Contract Owner Redemptions:   (1,380,990)   (2,683,804)  (2,764,410)   (2,832,805)     (3,925,584)      (4,146,398)


                                                                    SUBACCOUNTS (CONTINUED)
                                        -------------------------------------------------------------------------------------
                                                  CONSERVATIVE BALANCED                      ZERO COUPON BOND 2000
                                                        PORTFOLIO                                  PORTFOLIO
                                        ----------------------------------------   ------------------------------------------
                                           1998           1997         1996          1998            1997             1996
                                        ----------    ----------   ----------      --------        ---------        ---------
          Contract Owner Contributions:  1,293,114     1,593,155    1,965,622        24,113          16,351          150,307
          Contract Owner Redemptions:   (3,776,432)   (5,145,688)  (5,968,854)     (142,259)       (207,678)        (504,229)


                                                                    SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------------------
                                                     HIGH YIELD BOND                              STOCK INDEX
                                                        PORTFOLIO                                  PORTFOLIO
                                         ---------------------------------------   ------------------------------------------
                                           1998           1997         1996          1998            1997             1996
                                         ----------   -----------  -----------     ---------      ---------        ----------
          Contract Owner Contributions:    632,269       841,648      797,424       914,189       1,245,598        1,062,804
          Contract Owner Redemptions:     (745,640)   (1,005,588)  (1,128,838)     (694,885)       (856,444)        (795,555)


                                                                    SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------------------
                                                      EQUITY INCOME                            NATURAL RESOURCES
                                                        PORTFOLIO                                  PORTFOLIO
                                         ---------------------------------------   ------------------------------------------
                                           1998           1997         1996          1998            1997            1996
                                         ---------      --------    ------------   ---------       --------         ---------
         Contract Owner Contributions:     548,985       808,744      595,203       169,484         454,152          916,223
          Contract Owner Redemptions:     (864,017)     (764,150)  (1,007,416)     (544,078)       (584,279)        (755,614)

                                                                    SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------------------
                                                         GLOBAL                                GOVERNMENT INCOME
                                                        PORTFOLIO                                  PORTFOLIO
                                         ---------------------------------------   ------------------------------------------
                                           1998           1997         1996          1998            1997             1996
                                         ---------    ----------   -----------     ---------       --------         ---------
          Contract Owner Contributions:    398,412     1,536,857    2,603,488       454,867         218,187          294,632
          Contract Owner Redemptions:   (1,194,394)   (1,659,345)  (1,186,505)     (354,278)       (369,775)        (305,048)


                                                                    SUBACCOUNTS (CONTINUED)
                                         ------------------------------------------------------------------------------------
                                                       ZERO COUPON                                PRUDENTIAL
                                                   BOND 2005 PORTFOLIO                        JENNISON PORTFOLIO
                                         ---------------------------------------  -------------------------------------------
                                           1998           1997         1996          1998            1997            1996
                                         ----------     ---------    --------     ---------       ----------       ----------
          Contract Owner Contributions:    112,598       277,366      363,946     1,670,396       1,274,986        1,293,924
          Contract Owner Redemptions:     (110,069)     (470,673)    (320,642)     (758,770)       (490,572)        (605,796)


                                                 SUBACCOUNTS (CONTINUED)
                                         -------------------------------------
                                                   SMALL CAPITALIZATION
                                                     STOCK PORTFOLIO
                                         -------------------------------------
                                            1998           1997         1996
                                         ---------     ---------    ----------
          Contract Owner Contributions:  1,224,706     1,446,653    1,030,250
          Contract Owner Redemptions:     (382,979)     (665,592)    (516,974)


                                      A20

NOTE 10:  PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1998 were as follows:

                                                                                   PORTFOLIOS
                                                   -----------------------------------------------------------------------------
                                                      MONEY        DIVERSIFIED                      FLEXIBLE       CONSERVATIVE
                                                     MARKET           BOND           EQUITY          MANAGED         BALANCED
                                                   ------------   ------------     -----------     -----------   ---------------
          Purchases ............................   $ 6,746,936     $   679,770     $ 1,176,417     $   967,736     $   613,943
          Sales ................................   $(8,770,142)    $(1,752,098)    $(6,107,352)    $(8,327,042)    $(9,490,098)


                                                                             PORTFOLIOS (CONTINUED)
                                                   -----------------------------------------------------------------------------
                                                   ZERO COUPON      HIGH YIELD         STOCK          EQUITY         NATURAL
                                                    BOND 2000          BOND            INDEX          INCOME        RESOURCES
                                                   -----------     -----------     -----------     -----------     -----------
          Purchases ............................   $    69,855     $ 1,350,306     $ 3,058,583     $ 1,729,244     $    99,915
          Sales ................................   $  (382,668)    $(1,681,964)    $(2,306,208)    $(3,149,060)    $  (976,858)


                                                                             PORTFOLIOS (CONTINUED)
                                                   -----------------------------------------------------------------------------
                                                                                                                     SMALL
                                                                   GOVERNMENT      ZERO COUPON     PRUDENTIAL   CAPITALIZATION
                                                     GLOBAL          INCOME         BOND 2005       JENNISON         STOCK
                                                   ------------   ------------     -----------     -----------  --------------
          Purchases ............................   $   517,620     $   763,028     $   248,021     $ 3,097,260     $ 1,913,931
          Sales ................................   $(1,850,998)    $  (618,635)    $  (199,544)    $(1,219,355)    $  (633,938)


                                                                      A21

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life Single Premium Variable Life Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Pruco Life Single Premium Variable Life Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 19, 1999


                                       A22


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  1998            1997
                                                                              ------------    ------------
ASSETS
Fixed maturities
    Available for sale, at fair value (amortized cost, 1998: $2,738,654;
         1997: $2,526,554)                                                    $  2,763,926    $  2,563,852
    Held to maturity, at amortized cost (fair value, 1998: $421,845; 1997:
         $350,056)                                                                 410,558         338,848
Equity securities - available for sale, at fair value (cost, 1998: $2,951;           2,847           1,982
1997: $1,289)
Mortgage loans on real estate                                                       17,354          22,787
Policy loans                                                                       766,917         703,955
Short-term investments                                                             240,727         316,355
Other long-term investments                                                          1,047           1,317
                                                                              ------------    ------------
               Total investments                                                 4,203,376       3,949,096
Cash                                                                                89,679          71,358
Deferred policy acquisition costs                                                  861,713         655,242
Accrued investment income                                                           61,114          67,000
Other assets                                                                        65,145          86,692
Separate Account assets                                                         11,531,754       8,022,079
                                                                              ------------    ------------
TOTAL ASSETS                                                                  $ 16,812,781    $ 12,851,467
                                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                               $  2,696,191    $  2,380,460
Future policy benefits and other policyholder liabilities                          534,599         472,460
Cash collateral for loaned securities                                               73,336         143,421
Securities sold under agreement to repurchase                                       49,708              --
Income taxes payable                                                                44,524          71,703
Net deferred income tax liability                                                  148,834         138,483
Payable to affiliate                                                                66,568          70,375
Other liabilities                                                                   55,038         120,260
Separate Account liabilities                                                    11,490,751       7,948,788
                                                                              ------------    ------------
Total liabilities                                                               15,159,549      11,345,950
                                                                              ------------    ------------
Contingencies (See Note 11)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding at
    December 31, 1998 and 1997                                                       2,500           2,500
Paid-in-capital                                                                    439,582         439,582
Retained earnings                                                                1,202,833       1,050,871

Accumulated other comprehensive income
    Net unrealized investment gains                                                  9,902          17,129
    Foreign currency translation adjustments                                        (1,585)         (4,565)
                                                                              ------------    ------------
Accumulated other comprehensive income                                               8,317          12,564
                                                                              ------------    ------------
Total stockholder's equity                                                       1,653,232       1,505,517
                                                                              ------------    ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                     $ 16,812,781    $ 12,851,467
                                                                              ============    ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations
Years Ended December 31, 1998, 1997 and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                    1998                1997                1996
                                                                  ---------           ---------           ---------
REVENUES
Premiums                                                          $  57,467           $  49,496           $  51,525
Policy charges and fee income                                       364,719             330,292             324,976
Net investment income                                               261,430             259,634             247,328
Realized investment gains, net                                       44,841              10,974              10,835
Other income                                                         41,267              33,801              20,818
                                                                  ---------           ---------           ---------

Total revenues                                                      769,724             684,197             655,482
                                                                  ---------           ---------           ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                             186,527             179,419             186,873
Interest credited to policyholders' account balances                118,935             110,815             118,246
General, administrative and other expenses                          228,067             225,721             122,006
                                                                  ---------           ---------           ---------

Total benefits and expenses                                         533,529             515,955             427,125
                                                                  ---------           ---------           ---------

Income from operations before income taxes                          236,195             168,242             228,357
                                                                  ---------           ---------           ---------

Income taxes
   Current                                                           69,768              73,326              60,196
   Deferred                                                          14,465             (11,458)             18,939
                                                                  ---------           ---------           ---------

Total income taxes                                                   84,233              61,868              79,135
                                                                  ---------           ---------           ---------

NET INCOME                                                          151,962             106,374             149,222
                                                                  ---------           ---------           ---------


Other comprehensive income, net of tax:

     Unrealized gains on securities, net of
       reclassification adjustment                                   (7,227)              3,025             (17,952)

     Foreign currency translation adjustments                         2,980              (2,863)               (482)
                                                                  ---------           ---------           ---------

Other comprehensive income                                           (4,247)                162             (18,434)
                                                                  ---------           ---------           ---------

TOTAL COMPREHENSIVE INCOME                                        $ 147,715           $ 106,536           $ 130,788
                                                                  =========           =========           =========

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                      Accumulated
                                                                                                         other            Total
                                                      Common          Paid-in-         Retained      comprehensive     stockholder's
                                                      stock           capital          earnings         income            equity
                                                   -----------      -----------      -----------     -------------     -------------
Balance, January 1, 1996                           $     2,500      $   439,582      $   795,275      $    30,836       $ 1,268,193

    Net income                                              --               --          149,222               --           149,222

    Change in foreign currency
      translation adjustments                               --               --               --             (482)             (482)

    Change in net unrealized
      investment gains, net of
      reclassification  adjustment                          --               --               --          (17,952)          (17,952)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1996                               2,500          439,582          944,497           12,402         1,398,981

    Net income                                              --               --          106,374               --           106,374

    Change in foreign currency
      translation adjustments                               --               --               --           (2,863)           (2,863)

    Change in net unrealized
      investment gains, net of
      reclassification adjustment                           --               --               --            3,025             3,025
                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1997                               2,500          439,582        1,050,871           12,564         1,505,517

    Net income                                              --               --          151,962               --           151,962

    Change in foreign currency
      translation adjustments                               --               --               --            2,980             2,980

    Change in net unrealized
      investment gains, net  of
      reclassification adjustment                           --               --               --           (7,227)           (7,227)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1998                         $     2,500      $   439,582      $ 1,202,833      $     8,317       $ 1,653,232

                                                   ===========      ===========      ===========      ===========       ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    1998                1997                1996
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   151,962         $   106,374         $   149,222
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (47,230)            (40,783)            (50,286)
     Interest credited to policyholders' account balances                           118,935             110,815             118,246
     Realized investment gains, net                                                 (44,841)            (10,974)            (10,835)
     Amortization and other non-cash items                                           18,611             (31,181)             29,334
     Change in:
         Future policy benefits and other policyholders' liabilities                 62,139              39,683              54,176
         Accrued investment income                                                    5,886              (4,890)             (2,248)
         Separate Accounts                                                           32,288             (13,894)            (38,025)
         Payable to affiliate                                                        (3,807)             20,547              16,519
         Policy loans                                                               (62,962)            (64,173)            (70,509)
         Deferred policy acquisition costs                                         (206,471)            (22,083)            (66,183)
         Income taxes payable                                                       (27,179)             78,894                (816)
         Deferred income tax liability                                               10,351             (10,477)              7,912
         Other, net                                                                 (43,675)             34,577               7,814
                                                                                -----------         -----------         -----------
Cash Flows (Used In) From Operating Activities                                      (35,993)            192,435             144,321
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 5,429,396           2,828,665           3,886,254
               Held to maturity                                                      74,767             138,626             138,127
         Equity securities                                                            4,101               6,939               7,527
         Mortgage loans on real estate                                                5,433              24,925              19,226
         Other long-term investments                                                  1,140               3,276                 288
         Investment real estate                                                          --                  --               4,488
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (5,617,208)         (3,141,785)         (4,008,810)
               Held to maturity                                                    (145,919)            (70,532)           (114,494)
         Equity securities                                                           (2,274)             (4,594)             (4,697)
         Other long-term investments                                                   (409)                (51)               (657)
     Cash collateral for loaned securities, net                                     (70,085)            143,421                   -
     Securities sold under agreement to repurchase, net                              49,708                   -                   -
     Short-term investments, net                                                     75,771            (147,030)             58,186
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (195,579)           (218,140)            (14,562)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                3,098,721           2,099,600             536,370
          Withdrawals                                                            (2,848,828)         (2,076,303)           (633,798)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Financing Activities                                      249,893              23,297             (97,428)
                                                                                -----------         -----------         -----------
     Net increase (decrease) in Cash                                                 18,321              (2,408)             32,331
     Cash, beginning of year                                                         71,358              73,766              41,435
                                                                                -----------         -----------         -----------
CASH, END OF PERIOD                                                             $    89,679         $    71,358         $    73,766
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes paid (received)                                               $    99,810         $    (7,904)        $    61,760
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


1.   BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program (the Contracts) in all states and territories except the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance Company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997 or 1998 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities. There are approximately 1,620 stock, mutual and other types of insurers in the life insurance business in the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and management's consideration of past results, current trends, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

Policy loans are carried at unpaid principal balances.

Short-term investments, consists primarily of highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash  includes  cash  on  hand,   amounts  due  from  banks,  and  money  market
instruments.

Deferred Policy Acquisition Costs

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

Securities loaned

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially all of the Company's securities loaned are with large brokerage firms.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored and additional collateral is requested, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are
short-term  in  nature  (usually  30  days  or  less).   Securities  loaned  are
collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities

Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition

Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life, individual annuities, and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income."

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Income

Other income consists primarily of asset management fees which are received by the Company from Prudential for services Prudential provides to the Prudential Series Fund, an underlying investment option of the Separate Accounts.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps, and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain transactions, including repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of SFAS 125 did not have a material impact on the Company's results of operations, financial position and liquidity.

During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

On January 1, 1999,  the Company  adopted the  American  Institute  of Certified
Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 is not expected to have a material effect on the Company's financial position or results of operations.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

In  October,  1998,  the AICPA  issued  Statement  of  Position  98-7,  "Deposit
Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                                                  1998
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies                         110,294               864               318           110,840

Foreign government bonds                                                87,112             2,003               696            88,419

Corporate securities                                                 2,540,498            30,160             6,897         2,563,761

Mortgage-backed securities                                                 750               156                --               906
                                                                    ----------        ----------        ----------        ----------
Total fixed maturities available for sale                           $2,738,654        $   33,183        $    7,911        $2,763,926
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    2,951        $      168        $      272        $    2,847
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  410,558        $   11,287        $       --        $  421,845
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  410,558        $   11,287        $       --        $  421,845
                                                                    ==========        ==========        ==========        ==========


                                                                                                  1997
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
       U.S. government corporations and agencies                    $  177,691        $    1,231        $       20        $  178,902

  Foreign government bonds                                              83,889             1,118                19            84,988

  Corporate securities                                               2,263,898            36,857             2,017         2,298,738

  Mortgage-backed securities                                             1,076               180                32             1,224
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities available for sale                         $2,526,554        $   39,386        $    2,088        $2,563,852
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    1,289        $      802        $      109        $    1,982
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  338,848        $   11,427        $      219        $  350,056
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  338,848        $   11,427        $      219        $  350,056
                                                                    ==========        ==========        ==========        ==========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1998 are shown below:

                                                     Available for Sale                         Held to Maturity
                                               --------------------------------        ---------------------------------
                                               Amortized         Estimated Fair         Amortized         Estimated Fair
                                                 Cost                Value                Cost                 Value
                                               ---------         --------------        ----------         --------------
                                                       (In Thousands)                          (In Thousands)
Due in one year or less                        $   72,931          $   73,254          $    3,036          $    3,064

Due after one year through five years           1,050,981           1,059,389             193,749             201,136

Due after five years through ten years          1,142,507           1,156,664             155,568             158,801

Due after ten years                               471,485             473,713              58,205              58,844

Mortgage-backed securities                            750                 906                  --                  --
                                               ----------          ----------          ----------          ----------
Total                                          $2,738,654          $2,763,926          $  410,558          $  421,845
                                               ==========          ==========          ==========          ==========


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1998, 1997, and 1996 were $5,327.3 million, $2,796.3 million, and $3,667.1 million, respectively. Gross gains of $46.3 million, $18.6 million, and $22.1 million and gross losses of $14.1 million, $7.9 million, and $17.6 million were realized on those sales during 1998, 1997, and 1996, respectively.

Proceeds from the maturity of fixed maturities available for sale during 1998, 1997, and 1996 were $102.1 million, $32.4 million, and $219.2 million, respectively. During the years ended December 31, 1998, 1997, and 1996, there were no securities classified as held to maturity that were sold.

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $2.8 million, $.1 million and $.1 million for the years 1998, 1997 and 1996, respectively.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1998:

                                                              Available for Sale                          Held to Maturity
                                                       ------------------------------          -------------------------------------

                                                        Amortized        Estimated Fair         Amortized        Estimated Fair
                                                          Cost               Value                Cost               Value
                                                       ----------        --------------        ----------        --------------
                                                               (In Thousands)                          (In Thousands)
 NAIC      Standard & Poor's
  1          AAA to AA-                                $1,195,301          $1,211,995          $  180,070          $  186,683
  2          BBB+ to BBB-                               1,254,522           1,263,656             182,298             185,417
  3          BB+ to BB-                                   201,033             204,278              39,346              40,654
  4          B+ to B-                                      59,799              57,695               8,821               9,068
  5          CCC or lower                                  27,552              26,061                  --                  --
  6          In or near default                               447                 241                  23                  23
                                                       ----------          ----------          ----------          ----------
             Total                                     $2,738,654          $2,763,926          $  410,558          $  421,845
                                                       ==========          ==========          ==========          ==========


The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 89% and 94% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value. As of both of those dates, less than 1% of the fixed maturities portfolio was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. At December 31, 1998 management identified $264.0 thousand of fixed maturity investments as problem or potential problem. An immaterial amount of problem or potential problem fixed maturities were identified in 1997.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1998 and 1997.


                                            1998                 1997
                                    ------------------   -------------------
                                                (In Thousands)

     Office buildings               $    --        --    $ 4,607        20%

     Retail stores                    7,356        42%     8,090        35%

     Apartment complexes              5,988        35%     6,080        27%

     Industrial buildings             4,010        23%     4,010        18%
                                    ------------------   ------------------
           Net carrying value       $17,354       100%   $22,787       100%
                                    ==================   ==================

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The largest concentration of mortgage loans are in the states of Pennsylvania (35%), Washington (34%), and New Jersey (23%).

Special Deposits

Fixed maturities of $8.6 million and $8.3 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

Other Long-Term Investments

The Company's "Other long-term investments" of $1.0 million and $1.3 million as of December 31, 1998 and 1997, respectively, are comprised of joint ventures and limited parterships. The Company's share of net income from these entities was $.1 million, $2.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $ 179,184    $ 161,140    $ 152,445
  Fixed maturities - held to maturity          26,128       26,936       33,419
  Equity securities                                14           76           44
  Mortgage loans on real estate                 1,818        2,585        5,669
  Policy loans                                 40,928       37,398       33,449
  Short-term investments                       23,110       22,011       16,780
  Other                                         6,886       14,920       10,051
                                            ---------    ---------    ---------
  Gross investment income                     278,068      265,066      251,857
       Less:  investment expenses             (16,638)      (5,432)      (4,529)
                                            ---------    ---------    ---------
  Net investment income                     $ 261,430    $ 259,634    $ 247,328
                                            =========    =========    =========


Realized investment gains ,net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $  29,330    $   9,039    $   9,036
  Fixed maturities - held to maturity             487          821           --
  Equity securities                             3,489            8          781
  Mortgage loans on real estate                    --          797        1,677
  Derivative instruments                       12,414           --           --
  Other                                          (879)         309         (659)
                                            ---------    ---------    ---------

  Realized investment gains, net            $  44,841    $  10,974    $  10,835
                                            =========    =========    =========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)


Net Unrealized Investment Gains

Net unrealized investment gains on securities available for sale are included in the Consolidated Statement of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also have been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                 1998            1997            1996
                                                                               --------        --------        --------
                                                                                            (In Thousands)
Net unrealized investment gains, beginning of year                             $ 17,129        $ 14,104        $ 32,056
Changes in net unrealized investment gains attributable to:
  Investments:
    Net unrealized gains on investments arising during the period                14,593          13,880         (20,405)
    Reclassification adjustment for gains included in net income                 22,799           6,680           6,165
                                                                               --------        --------        --------
    Change in net unrealized gains on investments, net of adjustments            (8,206)          7,200         (26,570)
Impact of net unrealized investment gains on:
  Policyholder's account balances                                                (1,063)          1,293          (2,467)
  Deferred policy acquisition costs                                               2,042          (5,468)         11,085
                                                                               --------        --------        --------
Change in net unrealized investment gains                                        (7,227)          3,025         (17,952)
                                                                               --------        --------        --------
Net unrealized investment gains, end of year                                   $  9,902        $ 17,129        $ 14,104
                                                                               ========        ========        ========


Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax (benefit) expense of $(8.2) million, $(7.6) million and $12.1 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $12.8 million, $3.6 million and $3.8 million, respectively.

Policyholder's account balances reported in the above table are net of income tax (benefit) expense of $(.2) million, $.0 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred  policy  acquisition  costs in the above  tables  for the  years  ended
December 31, 1998, 1997 and 1996 are net of income tax (benefit) expense of $(1.1) million, $2.9 million and $(6.2) million, respectively.


4.   POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                     1998            1997
                                                   --------        --------
                                                        (In Thousands)

              Life insurance                       $506,249        $444,737
              Annuities                              28,350          27,723

                                                   --------        --------
                                                   $534,599        $472,460
                                                   ========        ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


4.   POLICYHOLDERS' LIABILITIES (continued)

Life  insurance  liabilities  include  reserves  for  death  benefits.   Annuity
liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                         Mortality             Interest Rate           Estimation Method
------------------------------    -------------------------     -------------        -----------------------
Life insurance - Domestic         Generally rates               2.5% to 7.5%         Net level premium based
                                  guaranteed in                                      on non-forfeiture
                                  calculating cash                                   interest rate
                                  surrender values

Life insurance - International    Generally rates               6.25% to 6.5%        Net level premium based
                                  guaranteed in                                      on the expected
                                  calculating cash                                   investment return
                                  surrender values

Individual immediate annuities    1983 Individual Annuity       6.25% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience


Policyholders' account balances at December 31, are as follows:


                                                       1998         1997
                                                    ----------   ----------
                                                        (In Thousands)

              Interest-sensitive life contracts     $1,386,829   $1,345,089
              Individual annuities                   1,077,996    1,035,371
              Guaranteed investment contracts          231,366           --
                                                    ----------   ----------
                                                    $2,696,191   $2,380,460
                                                    ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate          Withdrawal / Surrender Charges
---------------------------------         --------------       ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%         Various up to 10 years

Individual annuities                      3.0% to 5.6%         0% to 8% for up to 8 years

Guaranteed investment contracts           5.02% to 6.23%       Subject to market value withdrawal
                                                               provisions for any funds withdrawn
                                                               other than for benefit responsive
                                                               and contractual payments

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


5.   REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statement of Operations for the year ended December 31 are below.


                                              1998        1997        1996
                                            --------    --------    --------
                                                     (In Thousands)

     Direct Premiums                        $ 65,423    $ 51,851    $ 53.776
         Reinsurance assumed                   1,395       1,369       1,128
         Reinsurance ceded - affiliated       (6,532)       (686)       (254)
         Reinsurance ceded - unaffiliated     (2,819)     (3,038)     (3,125)
                                            --------    --------    --------
     Premiums                               $ 57,467    $ 49,496    $ 51,525
                                            ========    ========    ========
     Policyholders' benefits ceded          $ 27,991    $ 25,704    $ 26,796
                                            ========    ========    ========


Reinsurance   recoverables,   included  in  "Other   assets"  in  the  Company's
Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:


                                                         1998        1997
                                                        -------     -------
                                                           (In Thousands)

              Life insurance - affiliated               $ 6,481     $ 2,618
              Other reinsurance - affiliated             21,650      23,243
                                                        -------     -------
                                                        $28,131     $25,861
                                                        =======     =======

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


6.   EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1997 and the projected benefit obligation and related expenses at September 30, 1998 was not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company from Prudential in accordance with the service agreement described in Note 13.


7.   INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)
        Current tax expense (benefit):
           U.S                                $ 67,272    $ 71,989    $ 59,489
           State and local                       2,496       1,337         703
           Foreign                                  --          --           4
                                              --------    --------    --------
           Total                                69,768      73,326      60,196
                                              --------    --------    --------


        Deferred tax expense (benefit):
           U.S                                  14,059     (11,458)     18,413
           State and local                         406          --         526
                                              --------    --------    --------
           Total                                14,465     (11,458)     18,939
                                              --------    --------    --------

         Total income tax expense             $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)

        Expected federal income tax expense   $ 82,668    $ 58,885    $ 79,925
        State and local income taxes             1,886         869         799
        Other                                     (321)      2,114      (1,589)
                                              --------    --------    --------
        Total income tax expense              $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


7.   INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                          1998       1997
                                                        --------   --------
                                                          (In Thousands)
           Deferred tax assets
                Insurance reserves                      $ 93,564   $ 52,144
                                                        --------   --------
                Deferred tax assets                       93,564     52,144
                                                        --------   --------

           Deferred tax liabilities
                Deferred acquisition costs               224,179    167,128
                Net investment gains                      12,241     16,068
                Other                                      5,978      7,431
                                                        --------   --------
                Deferred tax liabilities                 242,398    190,627
                                                        --------   --------

           Net deferred tax liability                   $148,834   $138,483
                                                        ========   ========


Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed examinations of all consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


8.   EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona and New Jersey Departments of Banking and Insurance with net income and equity determined using GAAP.


                                          1998         1997         1996
                                        ---------    ---------    ---------
                                                  (In Thousands)
Statutory net income                    $ (33,097)   $  12,778    $  48,846

Adjustments to reconcile to net
  income on a GAAP basis:
     Statutory income of subsidiaries      18,953       18,553       25,001
     Deferred acquisition costs           202,375       38,003       48,862
     Deferred premium                       2,625        1,144        1,295
     Insurance liabilities                (24,942)      26,517       28,662
     Deferred taxes                       (14,465)      11,458      (18,939)
     Valuation of investments              20,077          506          365
     Other, net                           (19,564)      (2,585)      15,130
                                        ---------    ---------    ---------
GAAP net income                         $ 151,962    $ 106,374    $ 149,222
                                        =========    =========    =========





                                                 1998           1997
                                             -----------    -----------
                                                   (In Thousands)
  Statutory surplus                          $   931,164    $   853,130

  Adjustments to reconcile to equity
    on a GAAP basis:
       Valuation of investments                  117,254         97,787
       Deferred acquisition costs                861,713        655,242
       Deferred premium                          (15,625)       (14,817)
       Insurance liabilities                    (133,811)      (107,525)
       Deferred taxes                           (148,834)      (138,483)
       Other, net                                 41,371        160,183
                                             -----------    -----------
  GAAP stockholder's equity                  $ 1,653,232    $ 1,505,517
                                             ===========    ===========




9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated  using a discounted  cash
flow  model  based  upon  current  U.S.   Treasury  rates  and  historical  loan
repayments.

Policyholders' account balances

Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:

                                                        1998                                   1997
                                          -------------------------------       ---------------------------------
                                            Carrying           Estimated          Carrying            Estimated
                                             Value            Fair Value            Value             Fair Value
                                          -----------         -----------       -------------         -----------
                                                                        (In Thousands)
Financial Assets:
     Fixed maturities:
          Available for sale              $ 2,763,926         $ 2,763,926         $ 2,563,852         $ 2,563,852
          Held to maturity                    410,558             421,845             338,848             350,056
     Equity securities                          2,847               2,847               1,982               1,982
     Mortgage loans                            17,354              19,465              22,787              24,994
     Policy loans                             766,917             806,099             703,955             703,605
     Short-term investments                   240,727             240,727             316,355             316,355
     Cash                                      89,679              89,679              71,358              71,358
     Separate Account assets               11,531,754          11,531,754           8,022,079           8,022,079

Financial Liabilities:
     Policyholders'
        account balances                  $ 2,696,191         $ 2,703,725         $ 2,380,460         $ 2,374,040
     Cash collateral for loaned
        securities                            123,044             123,044             143,421             143,421
     Separate Account liabilities          11,490,751          11,490,751           7,948,788           7,948,788
     Derivatives                                1,723               2,374                 653                 653

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either generate new or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

For futures that meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $40.8 million and $115.7 million at December 31, 1998 and 1997, respectively. The fair value of futures contracts was immaterial at December 31, 1998 and 1997.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1998, and there were no options in 1997.

Currency Derivatives

The Company uses currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Foreign currency translation adjustments". If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

As of December 31, 1998, the notional value of the swaps was $40.5 million with a fair value of ($2.3) million. There were no currency swaps at year end 1997.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. As of December 31, 1998, 47% of notional consisted of interest rate derivatives, 47% of notional consisted of foreign currency derivatives, and 6% of notional consisted of equity derivatives.


11.  CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.


12.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1998, the Company would not be permitted a dividend distribution in 1998.


13.  RELATED PARTY TRANSACTIONS

Service Agreements

Prudential and Pruco Life operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The net cost of these services allocated to the Company were $269.9 million, $139.5 million and $101.7 million for the years ended December 31, 1998, 1997, and 1996, respectively. These costs are treated in a manner consistent with the Company's policy on deferred acquisition costs.

Prudential and Pruco Life have an agreement with respect to administrative services for the Prudential Series Fund. The Company invests in the various portfolios of the Series Fund through the Separate Accounts. Under this agreement, Prudential pays compensation to Pruco Life in the amount equal to a portion of the gross investment advisory fees paid by the Prudential Series Fund. The Company received from Prudential its allocable share of such compensation in the amount of $40.1 million, $29.4 million and $19.1 million during 1998, 1997 and 1996, respectively, recorded in other income.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1998, 1997, and 1996.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


13.  RELATED PARTY TRANSACTIONS (continued)

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $300 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1998.

                       Report of Independent Accountants
                       ---------------------------------



To the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

                                                         DISCOVERY |
                                                             LIFE  |LOGO
                                                            PLUS   |



                      SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                        VARIABLE LIFE INSURANCE CONTRACTS


--------------------------------------------------------------------------------
                                         =======================================



A Subsidiary of


Prudential LOGO

PRUCO LIFE INSURANCE COMPANY
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (888) PRU-2888

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company
(
("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statues Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to director, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 76 pages.

The undertaking to file reports.
The representation with respect to charges.
The undertaking with respect to indemnification.
The signatures.
Written consents of the following persons:

    1.  PricewaterhouseCoopers, LLP, independent accountants.
    2.  Clifford E. Kirsch, Esq.
    3   Ikwhan Oh, FSA, MAAA, actuarial expert.


The following exhibits:

    1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

        A. (1) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Single Premium Variable Life Account. (Note 8)

            (2) Not Applicable

            (3) Distribution Contracts:

                (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 8)

                (b) Proposed form of Agreement between Pruco Securities
                    Corporation and independent brokers with respect to the Sale of the Contracts. (Note 8)

                (c) Revised Schedule of Sales Commissions. (Note 1)

            (4) Not Applicable

            (5) (a)  Flexible Premium Variable Life Insurance Contract.
                (b)  Contract jacket for use in Georgia and Maryland. (Note 1)
                (c)  Contract data page for use in South Dakota. (Note 1)
                (d)  Contract data page for use in Minnesota. (Note 1)
                (e)  Contract page 5 for use in Colorado and North Dakota.
                     (Note 1)
                (f)  Contract page 6 for use in Colorado and North Dakota.
                     (Note 1)
                (g)  Contract page 7 for use in Missouri. (Note 1)
                (h)  Contract page 8 for use in Missouri. (Note 1)
                (i)  Contract page 7 for use in South Carolina. (Note 1)
                (j)  Contract page 7 for use in Oklahoma. (Note 1)
                (k)  Unisex Endorsement for use in Montana. (Note 1)
                (l)  Contract jacket for use in Pennsylvania. (Note 1)
                (m)  Contract jacket for use in Minnesota. (Note 1)
                (n)  Contract jacket for use in Texas. (Note 1)
                (o)  Contract jacket for use in Virginia. (Note 1)
                (p)  Contract page 5 for use in Massachusetts. (Note 1)
                (q)  Contract page 5 for use in Texas. (Note 1)
                (r)  Contract page 5 for use in Pennsylvania. (Note 1)
                (s)  Contract page 6 for use in Pennsylvania. (Note 1)
                (t)  Contract page 7 for use in Kentucky. (Note 1)
                (u)  Contract page 7 for use in Texas. (Note 1)
                (v)  Contract page 7 for use in Connecticut. (Note 1)
                (w)  Contract page 7 for use in Pennsylvania. (Note 1)
                (x)  Contract page 9 for use in Connecticut and Kentucky.
                     (Note1)
                (y)  Contract page 9 for use in Texas. (Note 1)
                (z)  Contract page 11 for use in Massachusetts. (Note 1)
                (aa) Contract page 11 for use in Kentucky. (Note 1)
                (bb) Contract page 11 for use in Pennsylvania. (Note 1)
                (cc) Contract page 13 for use in Kentucky. (Note 1)

                (dd) Contract page 19 for use in Pennsylvania. (Note 1)
                (ee) Contract jacket for use in Massachusetts. (Note 1)
                (ff) Contract Endorsement for use in California. (Note 1)
                (gg) Contract page 8 for use in Texas. (Note 1)
                (hh) Contract page 9 for use in Connecticut. (Note 1)
                (ii) Contract page 10 for use in Texas. (Note 1)
                (ji) Contract page 11 for use in Texas. (Note 1)
                (kk) Contract page 13 for use in Texas. (Note 1)
                (ll) Contract page 19 for use in Texas. (Note 1)
                (mm) Contract page 12 for use in Texas. (Note 1)
                (nn) Contract page 17 for use in Texas (Note 1)


            (6)

                (a) Articles of Incorporation of Pruco Life Insurance Company,
                    as amended October 19, 1993. (Note 2) (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 3)

            (7) Not Applicable

            (8) Not Applicable

            (9) Not Applicable

            (10)

                (a) Application Form for Flexible Premium Variable Life
                    Insurance Contract.

                (b) Supplement to the Application for Flexible Premium Variable
                    Life Insurance Contract.

                (c) Supplement to the Application for Flexible Premium Variable
                    Life Insurance Contract. (Note 1)

            (11)  Revised Form of Notice of Withdrawal Right. (Note 1)

            (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)
                  (b)(13)(v)(B). (Note 1)

            (13)
                (a) Living Needs Benefit Rider for use in Florida. (Note 1)

                (b) Living Needs Benefit Rider for use in all other approved jurisdictions. (Note 1)

    2. See Exhibit 1.A.(5). 3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

    4.  None.

    5.  Not Applicable.

    6. Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

    7.  Powers of Attorney:

        (a) Esther H. Milnes, I. Edward Price, Ira J. Kleinman, William M. Bethke (Note 4)

        (b) Kiyofumi Sakaguchi (Note 6)

        (c) James J. Avery, Jr. (Note 7)

        (d) Dennis G. Sullivan (Note 9)

(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 3) Incorporated by reference to Exhibit 3(ii) to Form 10-Q for Pruco Life Insurance Company, File No. 33-37587, filed August 15, 1997.

(Note 4) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-1, Registration No. 33-86780, filed April9, 1998 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed April, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed April 27, 1998.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 6 to Form S-1, Registration No. 33-86780, filed April, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1993, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereto affixed and attested, all in the City of Newark and the State of New Jersey, on this 29 day of April, 1999.


(SEAL)           PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

                                  (Registrant)

                        BY: PRUCO LIFE INSURANCE COMPANY

                                   (Depositor)

Attest: /s/ CLIFFORD E. KIRSCH                     By: /s/ ESTHER H. MILNES
        ---------------------------------              -----------------------
        CLIFFORD E. KIRSCH                             ESTHER H. MILNES
        CHIEF LEGAL OFFICER AND SECRETARY              PRESIDENT

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 23 day of April, 1999.


          SIGNATURES                    TITLE
          ----------                    -----

 /s/           *                   President and Director
--------------------------
     (ESTHER MILNES)


 /s/           *                   Vice President and Chief Accounting Officer
--------------------------         (Principal Financial and Chief Accounting
     (DENNIS G. SULLIVAN)          Officer)


 /s/           *                   Director
--------------------------
     (JAMES J. AVERY, JR.)

 /s/           *                   Director
--------------------------
     (WILLIAM M. BETHKE)

 /s/           *                   Director
--------------------------
     (IRA J. KLEINMAN)

 /s/           *                   Director          By: /s/ CLIFFORD E. KIRSCH
--------------------------                               -----------------------
     (I. EDWARD PRICE)                                     CLIFFORD E. KIRSCH

 /s/           *                   Director
--------------------------
     (KIYOFUMI SAKAGUCHI)

                                  EXHIBIT INDEX



1.A.(5)(a)  Flexible Premium Variable Life Insurance Contract
       (b)  Contract jacket for use in Georgia and Maryland.
       (c)  Contract data page for use in South Dakota.
       (d)  Contract data page for use in Minnesota.
       (e)  Contract page 5 for use in Colorado and North Dakota.
       (f)  Contract page 6 for use in Colorado and North Dakota.
       (g)  Contract page 7 for use in Missouri.
       (h)  Contract page 8 for use in Missouri.
       (i)  Contract page 7 for use in South Carolina.
       (j)  Contract page 7 for use in Oklahoma.
       (k)  Unisex Endorsement for use in Montana.
       (l)  Contract jacket for use in Pennsylvania.
       (m)  Contract jacket for use in Minnesota.
       (n)  Contract jacket for use in Texas.
       (o)  Contract jacket for use in Virginia.
       (p)  Contract page 5 for use in Massachusetts.
       (q)  Contract page 5 for use in Texas.
       (r)  Contract page 5 for use in Pennsylvania.
       (s)  Contract page 6 for use in Pennsylvania.
       (t)  Contract page 7 for use in Kentucky.
       (u)  Contract page 7 for use in Texas.
       (v)  Contract page 7 for use in Connecticut.
       (w)  Contract page 7 for use in Pennsylvania.
       (x)  Contract page 9 for use in Connecticut and Kentucky.
       (y)  Contract page 9 for use in Texas.
       (z)  Contract page 11 for use in Massachusetts.
       (aa) Contract page 11 for use in Kentucky.
       (bb) Contract page 11 for use in Pennsylvania.
       (cc) Contract page 13 for use in Kentucky.
       (dd) Contract page 19 for use in Pennsylvania.
       (ee) Contract jacket for use in Massachusetts.
       (ff) Contract Endorsement for use in California.
       (gg) Contract page 8 for use in Texas.
       (hh) Contract page 9 for use in Connecticut.
       (ii) Contract page 10 for use in Texas.
       (ji) Contract page 11 for use in Texas.
       (kk) Contract page 13 for use in Texas.
       (ll) Contract page 19 for use in Texas.
       (mm) Contract page 12 for use in Texas.
       (nn) Contract page 17 for use in Texas

       (a)  Application Form for Flexible Premium Variable Life Insurance
            Contract.
       (b) Supplement to the Application for Flexible Premium Variable Life Insurance Contract.
       (c) Supplement to the Application for Flexible Premium Variable Life Insurance Contract.

   (11) Revised Form of Notice of Withdrawal Right.

   (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T) (b)(13)(v)(B).

   (13)
        (a) Living Needs Benefit Rider for use in Florida.

        (b) Living Needs Benefit Rider for use in all other approved jurisdictions.

3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered.

6. Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.


24. Consent of PricewaterhouseCoopers LLP, independent accountants.